                                 EXHIBIT 10.6


                         SECURITIES PURCHASE AGREEMENT


                                  dated as of


                                January 3, 2001


                                by and between


                      INTERNATIONAL FUEL TECHNOLOGY, INC.
                                as the Issuer,


                                      and


                      IIG EQUITY OPPORTUNITIES FUND LTD.

                       TABLE OF CONTENTS

ARTICLE I DEFINITIONS........................................................................       1
     Section 1.1. Definitions................................................................       1
     Section 1.2. Accounting Terms and Determinations........................................       7

ARTICLE II PURCHASE AND SALE OF SECURITIES...................................................       7
     Section 2.1. Purchase and Sale of Debentures............................................       7
     Section 2.2. Purchase Price.............................................................       7
     Section 2.3. Closing and Mechanics of Payment...........................................       8
     Section 2.4. Terms of Commitment and Subsequent Takedowns...............................       8

ARTICLE III CERTAIN OBLIGATIONS OF THE COMPANY...............................................       9
     Section 3.1. Mandatory Payments.........................................................       9
     Section 3.2. Payment of Certain Amounts.................................................       9

ARTICLE IV REPRESENTATIONS AND WARRANTIES....................................................      10
     Section 4.1. Organization and Qualification.............................................      10
     Section 4.2. Authorization and Execution................................................      10
     Section 4.3. Capitalization.............................................................      11
     Section 4.4. Governmental Authorization.................................................      11
     Section 4.5. Issuance of Shares.........................................................      11
     Section 4.6. No Conflicts...............................................................      12
     Section 4.7. Financial Information......................................................      12
     Section 4.8. Litigation.................................................................      12
     Section 4.9. Compliance with ERISA and other Benefit Plans..............................      12
     Section 4.10.    Environmental Matters..................................................      13
     Section 4.11.    Taxes..................................................................      13
     Section 4.12.    Investments, Joint Ventures............................................      13
     Section 4.13.    Not an Investment Company..............................................      13
     Section 4.14.    Full Disclosure........................................................      13
     Section 4.15.    No Solicitation; No Integration with Other Offerings...................      13
     Section 4.16.    Permits................................................................      14
     Section 4.17.    Leases.................................................................      14
     Section 4.18.    Absence of Any Undisclosed Liabilities or Capital Calls................      14
     Section 4.19.    Public Utility Holding Company.........................................      14
     Section 4.20.    Intellectual Property Rights...........................................      14
     Section 4.21.    Insurance..............................................................      14
     Section 4.22.    Title to Properties....................................................      15
     Section 4.23.    Internal Accounting Controls...........................................      15
     Section 4.24.    Foreign Practices......................................................      15

ARTICLE V REPRESENTATIONS AND WARRANTIES OF PURCHASER........................................      15
     Section 5.1. Purchaser..................................................................      15

ARTICLE VI CONDITIONS PRECEDENT TO PURCHASE OF SECURITIES....................................      16
     Section 6.1. Conditions Precedent to Purchaser's Obligations to Purchase................      16
     Section 6.2. Conditions to the Company's Obligations....................................      18

ARTICLE VII AFFIRMATIVE COVENANTS............................................................     18
     Section 7.1. Information................................................................     18
     Section 7.2. Payment of Obligations.....................................................     19
     Section 7.3. Maintenance of Property; Insurance.........................................     19
     Section 7.4. Maintenance of Existence...................................................     19
     Section 7.5. Compliance with Laws.......................................................     19
     Section 7.6. Inspection of Property, Books and Records..................................     19
     Section 7.7. Investment Company Act.....................................................     20
     Section 7.8. Use of Proceeds............................................................     20
     Section 7.9. Compliance with Terms and Conditions of Material Contracts.................     20
     Section 7.10.    Reserved Shares and Listings...........................................     20
     Section 7.11.    Transfer Agent Instructions............................................     20
     Section 7.12.    Maintenance of Reporting Status; Supplemental Information..............     21
     Section 7.13.    Form D; Blue Sky Laws..................................................     21
     Section 7.14.    Purchaser Acknowledgment...............................................     21

ARTICLE VIII NEGATIVE COVENANTS..............................................................     22
     Section 8.1. Reserved...................................................................     22
     Section 8.2. Transactions with Affiliates...............................................     22
     Section 8.3. Merger or Consolidation....................................................     22
     Section 8.4. Limitation on Asset Sales..................................................     22
     Section 8.5. Restrictions on Certain Amendments.........................................     22
     Section 8.6. Prohibition on Discounted Equity Offerings; Registration Rights............     22
     Section 8.7. Limitation on Stock Repurchases............................................     24
     Section 8.8. Limitations on Financings Until Closing....................................     24
     Section 8.9. Short Sales................................................................     24

ARTICLE IX RESTRICTIVE LEGENDS...............................................................     24
     Section 9.1. Restrictions on Transfer...................................................     24
     Section 9.2. Notice of Proposed Transfers...............................................     24

ARTICLE X ADDITIONAL AGREEMENTS AMONG THE PARTIES............................................     24
     Section 10.1.    Reserved...............................................................     24
     Section 10.2.    Reserved...............................................................     24
     Section 10.3.    Reserved...............................................................     24
     Section 10.4.    Registration Rights....................................................     24
     Section 10.5.    Restriction on Issuance of Securities..................................     25

ARTICLE XI CONVERSION PRICE ADJUSTMENTS......................................................     26
     Section 11.1.    Debentures.............................................................     26
     Section 11.2.    Warrants...............................................................     26

ARTICLE XII MISCELLANEOUS....................................................................     26
     Section 12.1.    Notices................................................................     26
     Section 12.2.    No Waivers; Amendments.................................................     26
     Section 12.3.    Indemnification........................................................     27
     Section 12.4.    Expenses: Documentary Taxes............................................     28
     Section 12.5.    Payment................................................................     28
     Section 12.6.    Successors and Assigns.................................................     28
     Section 12.7.    Brokers................................................................     29

     Section 12.8.    Missouri Law; Submission to Jurisdiction; Waiver of Jury Trial;
                      Appointment of Agent...................................................     29
     Section 12.9.    Entire Agreement........................................................    29
     Section 12.10.   Survival; Severability..................................................    29
     Section 12.11.   Title and Subtitles.....................................................    29
     Section 12.12.   Reporting Entity for the Common Stock...................................    30
     Section 12.13.   Publicity...............................................................    30
     Section 12.14.   Powers and Remedies Cumulative..........................................    30


                                                 LIST OF SCHEDULES

Schedule 4.3    Capitalization
Schedule 4.7    Financial Information
Schedule 4.8    Litigation
Schedule 4.12   Investments, Joint Ventures
Schedule 7.8    Use of Proceeds
Schedule 8.2    Transactions with Affiliates


                                                 LIST OF EXHIBITS

Exhibit A          Form of Debenture
Exhibit B          Form of Registration Rights Agreement
Exhibit C          Form of Solvency Certificate
Exhibit D          Form of Officer's Certificate
Exhibit E          Form of Opinion

                         SECURITIES PURCHASE AGREEMENT

     THIS SECURITIES PURCHASE AGREEMENT (this "Agreement") is made and entered into as of January 3, 2001, by and between INTERNATIONAL FUEL TECHNOLOGY, INC. (the "Company") and IIG EQUITY OPPORTUNITIES FUND LTD. ("Purchaser").

                               R E C I T A L S:

     WHEREAS, the Company desires to sell and issue to Purchaser, and Purchaser desires to purchase from the Company, up to $3,000,000 principal amount (the "Commitment Amount") of the Company's 6% Convertible Debentures due December 31, 2003 (the "Debentures"), with terms and conditions as set forth in the form of Debenture attached hereto as Exhibit A;

     WHEREAS, the Debentures will be convertible into shares of the Company's common stock, $.01 par value per share (the "Common Stock");

     WHEREAS, Purchaser will have certain registration rights with respect to the shares of Common Stock issuable upon conversion of the Debentures issued pursuant to this Agreement (the "Debenture Conversion Shares") as set forth in the Registration Rights Agreement in the form attached hereto as Exhibit B;

     NOW, THEREFORE, in consideration of the foregoing premises and the covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                            ARTICLE I DEFINITIONS

     Section 1.1.  Definitions The following terms, as used herein, have the
                   -----------
following meanings:

     "Affiliate" means, with respect to any Person (the "Subject Person"), (i) any other Person (a "Controlling Person") that directly, or indirectly through one or more intermediaries, Controls the Subject Person or (ii) any other Person (other than the Subject Person or a Consolidated Subsidiary of the Subject Person) which is Controlled by or is under common Control with a Controlling Person.

     "Agreement" means this Securities Purchase Agreement, as amended, supplemented or otherwise modified from time to time in accordance with its terms.

     "Asset Sale" has the meaning set forth in Section 8.4.

     "Balance Sheet Date" has the meaning set forth in Section 4.7.

     "Benefit Arrangement" means at any time an employee benefit plan within the meaning of Section 3(3) of ERISA which is not a Plan or a Multiemployer Plan and which is maintained or otherwise contributed to by the Company.

     "Benefit Plans" has the meaning set forth in Section 4.9(b).

     "Business Day" means any day except a Saturday, Sunday or other day on which commercial banks in the City of New York are authorized or required by law to close.

     "Change in Control" means (i) after the date of this Agreement, any person or group of persons (within the meaning of Sections 13 and 14 of the Exchange Act and the rules and regulations of the Commission relating to such sections) other than Purchaser shall have acquired beneficial ownership (within the meaning of Rules 13d-3 and 13d-5 promulgated by the Commission pursuant to the Exchange Act) of 33 1/3% or more of the outstanding shares of Common Stock of the Company; (ii) any sale or other disposition (other than by reason of death or disability) to any Person by any executive officers and/or employee directors of the Company within ten Trading Days following the Closing or any Subsequent Takedown Closing; (iii) individuals constituting the Board of Directors of the Company on the date hereof (together with any new Directors whose election by such Board of Directors or whose nomination for election by the shareholders of the Company was approved by a vote of at least 50.1% of the Directors still in office who are either Directors as of the date hereof or whose election or nomination for election was previously so approved), cease for any reason to constitute at least two-thirds of the Board of Directors of the Company then in office.

     "Closing Bid Price" shall mean for any security as of any date, the lowest closing bid price as reported by Bloomberg, L.P. ("Bloomberg") on the principal securities exchange or trading market where such security is listed or traded or, if the foregoing does not apply, the lowest closing bid price of such security in the over-the-counter market on the electronic bulletin board for such security as reported by Bloomberg, or, if no lowest trading price is reported for such security by Bloomberg, then the average of the bid prices of any market makers for such securities as reported in the "Pink Sheets" by the National Quotation Bureau, Inc. If the lowest closing bid price cannot be calculated for such security on such date on any of the foregoing bases, the lowest closing bid price of such security on such date shall be the fair market value as mutually determined by Purchaser and the Company for which the calculation of the closing bid price requires, and in the absence of such mutual determination, as determined by the Board of Directors of the Company in good faith.

     "Closing Date" means the date on which all of the conditions set forth in
Section 6.1 and Section 6.2 shall have been satisfied and a Debenture in the amount of Two Hundred Fifty Thousand Dollars ($250,000.00) and the Initial Takedown Warrants are issued by the Company to IIG Capital, Inc.

     "Code" means the Internal Revenue Code of 1986, as amended.

     "Commission" means the Securities and Exchange Commission or any entity succeeding to all of its material functions.

     "Common Stock" means common stock, $.01 par value per share, of the Company.

     "Company" means International Fuel Technology, Inc., a Nevada corporation, and its successors.

     "Company Corporate Documents" means the articles of incorporation and bylaws of the Company.

     "Consolidated Net Worth" means at any date the total shareholder's equity which would appear on a consolidated balance sheet of the Company prepared as of such date.

     "Consolidated Subsidiary" means at any date with respect to any Person or Subsidiary or other entity, the accounts of which would be consolidated with those of such Person in its consolidated financial statements if such statements were prepared as of such date.

     "Control" (including, with correlative meanings, the terms "Controlling," "Controlled by" and under "common Control with"), as used with respect to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of that Person, whether through the ownership of voting securities, by contract or otherwise.

     "Conversion Date" shall mean the date of delivery (including delivery via telecopy) of a Notice of Conversion for all or a portion of the Debentures by the holder thereof to the Company.

     "Conversion Price" has the meaning set forth in the terms of the Debentures.

     "Conversion Shares" means the Debenture Conversion Shares and the Warrant Shares, collectively.

     "Debentures" means the Company's 6% Debentures due December 31, 2003.

     "Debt" of any Person means at any date, without duplication, (i) all obligations of such Person for borrowed money, (ii) all obligations of such Person evidenced by bonds, debentures, notes, or other similar instruments issued by such Person, (iii) all obligations of such Person as lessee which (y) are capitalized in accordance with GAAP or (z) arise pursuant to sale-leaseback transactions, (iv) all reimbursement obligations of such Person in respect of letters of credit or other similar instruments, (v) all Debt of others secured by a Lien on any asset of such Person, whether or not such Debt is otherwise an obligation of such Person and (vi) all Debt of others Guaranteed by such Person.

     "Default" means any event or condition which constitutes an Event of Default or which with the giving of notice or lapse of time or both would, unless cured or waived, become an Event of Default.

     "Default Fee" has the meaning set forth in Section 10.4.

     "Derivative Securities" has the meaning set forth in Section 8.6.

     "Discounted Equity Offerings" has the meaning set forth in Section 8.6.

     "Directors" means the individuals then serving on the Board of Directors or similar such management council of the Company.

     "Environmental Laws" means any and all federal, state, local and foreign statutes, laws, regulations, ordinances, rules, judgments, orders, decrees, permits, concessions, grants, franchises, licenses, agreements or other governmental restrictions relating to the environment or to emissions, discharges or releases of pollutants, contaminants, petroleum or petroleum products, chemicals or industrial, toxic or hazardous substances or wastes into the environment, including, without limitation, ambient air, surface water, ground water, or land, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of pollutants, contaminants, petroleum or petroleum products, chemicals or industrial, toxic or hazardous substances or wastes or the cleanup or other remediation thereof.

     "ERISA" means the Employee Retirement Income Security Act of 1974, as amended, or any successor statute.

     "ERISA Group" means the Company and each Subsidiary and all members of a controlled group of corporations and all trades or businesses (whether or not incorporated) under common control which, together with the Company or any Subsidiary, are treated as a single employer under the Code.

     "Exchange Act" means the Securities Exchange Act of 1934, as amended.

     "Expense Reimbursement Fee" has the meaning set forth in Section 13.4.

     "Financing" means a public or private financing consummated (meaning closing and funding) through the issuance of debt or equity securities (or securities convertible into or exchangeable for debt or equity securities) of the Company, other than Permitted Financings.

     "GAAP" has the meaning set forth in Section 1.2.

     "Guarantee" by any Person means any obligation, contingent or otherwise, of such Person directly or indirectly guaranteeing (whether by virtue of partnership arrangements, by agreement to keep well, to purchase assets, goods, securities or services, to take-or-pay, or to maintain a minimum net worth, financial ratio or similar requirements, or otherwise) any Debt of any other Person and, without limiting the generality of the foregoing, any obligation, direct or indirect, contingent or otherwise, of such Person (i) to purchase or pay (or advance or supply funds for the purchase or payment of) such Debt or
(ii) entered into for the purpose of assuring in any other manner the holder of such Debt of the payment thereof or to protect such holder against loss in respect thereof (in whole or in part); provided that the term Guarantee shall not include endorsements for collection or deposit in the ordinary course of business. The term Guarantee used as a verb has a corresponding meaning.

     "Hazardous Materials" means any hazardous materials, hazardous wastes, hazardous constituents, hazardous or toxic substances or petroleum products (including crude oil or any derivative or fraction thereof), defined or regulated as such in or under any Environmental Laws.

     "Intellectual Property" has the meaning set forth in Section 4.20.

     "Investment" means any investment in any Person, whether by means of share purchase, partnership interest, capital contribution, loan, time deposit or otherwise.

     "Lien" means any lien, mechanic's lien, materialmen's lien, lease, easement, charge, encumbrance, mortgage, conditional sale agreement, title retention agreement, agreement to sell or convey, option, claim, title imperfection, encroachment or other survey defect, pledge, restriction, security interest or other adverse claim, whether arising by contract or under law or otherwise (including, without limitation, any financing lease having substantially the same economic effect as any of the foregoing, and the filing of any financing statement under the Uniform Commercial Code or comparable law of any jurisdiction in respect of any of the foregoing).

     "Listing Applications" has the meaning set forth in Section 4.4.

     "Majority Holders" means (i) as of the Closing Date, Purchaser and (ii) at any time thereafter, the holders of more than 50% of the Common Stock into which the Debentures have been converted or are convertible at such time.

     "Market Price" shall mean the Closing Bid Price of the Common Stock preceding the date of determination.

     "Maximum Number of Shares" shall mean that percentage of the then issued and outstanding shares of Common Stock of the Company as of the applicable date of determination that the Company may issue without shareholder approval under the applicable rules of the National Market or equivalent entity, or such greater number of shares as the shareholders of the Company may have previously approved.

     "NASD" has the meaning set forth in Section 7.10.

     "Nasdaq Stock Market" means the Nasdaq National Market System or the Nasdaq Small Cap Market.

     "National Market" means the Nasdaq Stock Market, the New York Stock Exchange, Inc., the American Stock Exchange, Inc. or the OTC Bulletin Board.

     "Net Cash Proceeds" means, with respect to any transaction, the total amount of cash proceeds received by the Company or any Subsidiary less (i) reasonable underwriters' fees, brokerage commissions, reasonable professional fees and other customary out-of-pocket expenses payable in connection with such transaction, and (ii) in the case of dispositions of assets, (A) actual transfer taxes (but not income taxes) payable with respect to such dispositions, and (B) the amount of Debt, if any, secured by a Lien on the asset or assets disposed of and required to be, and actually repaid by the Company or any Subsidiary in connection therewith, and any trade payables specifically relating to such asset or assets sold by the Company or any Subsidiary that are not assumed by the purchaser of such asset or assets.

     "Notice of Conversion" means the notice to be delivered by a holder of Debentures upon conversion of all or a portion thereof to the Company.

     "Notice of Exercise" means the notice to be delivered by a holder of the Takedown Warrants upon exercise of all or a portion thereof to the Company.

     "Officer's Certificate" shall mean a certificate executed by the President, chief executive officer or chief financial officer of the Company in the form of Exhibit D attached hereto.

     "OTC Bulletin Board" means the over-the-counter bulletin board operated by the NASD.

     "Other Taxes" has the meaning set forth in Section 3.6(b).

     "PBGC" means the Pension Benefit Guaranty Corporation or any entity succeeding to any or all of its functions under ERISA.

     "Permits" means all domestic and foreign licenses, franchises, grants, authorizations, permits, easements, variances, exemptions, consents, certificates, orders and approvals necessary to own, lease and operate the properties of, and to carry on the business of the Company and the Subsidiaries.

     "Permitted Financings" has the meaning set forth in Section 10.5.

     "Person" means an individual, corporation, partnership, trust, incorporated or unincorporated association, joint venture, joint stock Company, government (or any agency or political subdivision thereof) or other entity of any kind.

     "Plan" means at any time an employee pension benefit plan which is covered by Title IV of ERISA or subject to the minimum funding standards under the Code and either (i) is maintained, or contributed to, by any member of the ERISA group for employees of any member of the ERISA group or (ii) has at any time within the preceding five years been maintained, or contributed to, by any Person which was at such time a member of the ERISA group for employees of the Person which was at such time a member of the ERISA Group.

     "Purchase Price" means the purchase price for the Securities set forth in
Section 2.2 hereof.

     "Purchaser" means the entity listed on the signature page hereto and its successors and assigns, including holders from time to time of the Debentures.

     "Recourse Financing" means Debt of the Company or any Subsidiary which, by its terms, does not bar the lender thereof from action against the Company or any Subsidiary, as borrower or guarantor, if the security value of the project or asset pledged in respect thereof falls below the amount required to repay such Debt.

     "Registrable Securities" has the meaning set forth in Section 10.4(a).

     "Registration Default" has the meaning set forth in Section 10.4(d).

     "Registration Statement" has the meaning set forth in Section 10.4(b).

     "Registration Rights Agreement" means the agreement between the Company and Purchaser dated the date hereof substantially in the form set forth in Exhibit B attached hereto.

     "Required Effectiveness Date" has the meaning set forth in Section 10.4(b).

     "Reserved Amount" has the meaning set forth in Section 7.10(a).

     "Restricted Payment" means, with respect to any Person, (i) any dividend or other distribution on any shares of capital stock of such Person (except dividends payable solely in shares of capital stock of the same or junior class of such Person and dividends from a wholly-owned direct or indirect Subsidiary of the Company to its parent corporation), (ii) any payment on account of the purchase, redemption, retirement or acquisition of (a) any shares of such Person's capital stock or (b) any option, warrant or other right to acquire shares of such Person's capital stock or (iii) any loan, or advance or capital contribution to any Person (a "Stockholder") owning any capital stock of such Person other than relocation, travel or like advances to officers and employees in the ordinary course of business, and other than reasonable compensation as determined by the Board of Directors.

     "SEC Reports" has the meaning set forth in Section 7.1(a).

     "Securities" means the Debentures, the Takedown Warrants, the Debenture Conversion Shares and the Warrant Shares.

     "Securities Act" means the Securities Act of 1933, as amended.

     "Solvency Certificate" shall mean a certificate executed by the treasurer of the Company as to the solvency of the Company, the adequacy of its capital and its ability to pay its debts, all after giving effect to the issuance and sale of the Debentures and the completion of the offering (including without limitation the payment of any fees or expenses in connection therewith), which such Solvency Certificate shall be in the form of Exhibit C attached hereto.

     "Subsequent Takedown Closing" has the meaning set forth in Section 3.1.

     "Subsidiary" means, with respect to any Person, any corporation or other entity of which (x) a majority of the capital stock or other ownership interests having ordinary voting power to elect a majority of the Board of Directors or other persons performing similar functions are at the time directly or indirectly owned by such Person or (y) the results of operations, the assets and the liabilities of which are consolidated with such Person under GAAP.

     "Subsidiary Corporate Documents" means the certificates of incorporation and bylaws of each Subsidiary.

     "Takedown Warrants" shall have the meaning set forth in Section 3.1.

     "Taxes" has the meaning set forth in Section 3.2.

     "Trading Day" shall mean any Business Day in which the OTC Bulletin Board, National Market or other automated quotation system or exchange on which the Common Stock is then traded is open for trading for at least four (4) hours.

     "Transaction Agreements" means this Agreement, the Certificates of Debenture, the Registration Rights Agreement, and the other agreements contemplated by this Agreement.

     "Transfer" means any disposition of Securities that would constitute a sale thereof under the Securities Act.

     "Unfunded Liabilities" means, with respect to any Plan at any time, the amount (if any) by which (i) the present value of all benefits under Plan exceeds (ii) the fair market value of all Plan assets allocable to such benefits (excluding any accrued but unpaid contributions), all determined as of the then most recent valuation date for such Plan, but only to the extent that such excess represents a potential liability of a member of the ERISA Group to the PBGC or any other Person under Title IV of ERISA.

     Section 1.2.  Accounting Terms and Determinations. Unless otherwise
                   -----------------------------------
specified herein, all accounting terms used herein shall be interpreted, all accounting determinations hereunder shall be made, and all financial statements required to be delivered hereunder shall be prepared, in accordance with generally accepted accounting principles as in effect from time to time, applied on a consistent basis (except for changes concurred in by the Company's independent public accountants) ("GAAP"). All references to "dollars," "Dollars" or "$" are to United States dollars unless otherwise indicated.

                 ARTICLE II   PURCHASE AND SALE OF SECURITIES

     Section 2.1.  Purchase and Sale of Debentures.
                   --------------------------------

                   (a) Subject to the terms and conditions set forth herein, the Company agrees to issue and sell to Purchaser, and Purchaser agrees to purchase from the Company, Debentures up to the aggregate Commitment Amount.

                   (b) Purchaser shall acquire Debentures on the Closing Date equal in value to Two Hundred and Fifty Thousand Dollars ($250,000.00).

     Section 2.2.  Purchase Price The aggregate consideration payable by
                   --------------
Purchaser to the Company for the Debentures on the Closing Date shall be Two Hundred and Fifty Thousand Dollars ($250,000.00) (the "Purchase Price").

     Section 2.3.  Closing and Mechanics of Payment.
                   --------------------------------

                   (a) The Purchase Price shall be paid on the Closing Date by wire transfer of immediately available funds on or before 5:00 p.m. (EST).

                   (b) The Debentures and the Initial Takedown Warrant (as defined in Section 3.1) issued on the Closing Date shall be dated the Closing Date.

     Section 2.4.  Terms of Commitment and Subsequent Takedowns.
                   --------------------------------------------

                   (a) Commitment Term. Purchaser's commitment to purchase the Commitment Amount of Debentures from the Company, subject to the terms and conditions set forth herein, shall expire on the first anniversary of the Closing Date (the "Commitment Term"); provided, however, the Company shall have the option to extend the term of the commitment for an additional 12 months by giving written notice to Purchaser of its intention to exercise such option not less than 60 days prior to the expiration of the Commitment Term. Upon the exercise of such option, the Commitment Amount for such additional twelve-month period shall be increased by an additional Three Million Dollars ($3,000,000) (the "Renewed Commitment Amount"). The Company may, at its option, terminate the Commitment, including the Renewed Commitment Amount at any time; provided, however, the Company shall pay a termination fee equal to (x) .10 multiplied by
(y) the Commitment Amount plus the Renewed Commitment Amount, if applicable, less the sum of the Initial Takedown Amount plus all Subsequent Takedown Amounts paid by Purchaser prior to the date of such termination, as applicable on the date of termination.

                   (b) Subsequent Takedown Period. Until the Commitment Term expires, following the earlier of (i) the 20th Trading Day after the effective date of the Registration Statement (in the case of the first draw on the Commitment Amount by the Company following the Closing Date (a "Takedown") and the 20th Trading Day after the immediately preceding Takedown (in the case of all Subsequent Takedowns, together known as "Subsequent Takedowns") or (ii) conversion by Purchaser of the Debentures purchased in the immediately preceding Takedown, the Company, at its sole option, may request Purchaser to purchase additional amounts of the unused Commitment Amount.

                   (c) Subsequent Takedown Amounts. (i) The minimum amount the Company may request in any Subsequent Takedown shall be a dollar amount equal to the product of the formula of: Subsequent Takedown Amount = [(V multiplied by P) multiplied by 2.5%]. Where V is equal to the weighted average trading volume of the Common Stock for (A) the total of the 5 Trading Days following the Effective Date or the closing of the previous Subsequent Takedown, as applicable, or (B) the total number of Trading Days elapsed between Subsequent Takedowns, and P is equal to the weighted average sale price of the Common Stock for (x) the 5 Trading Day period or (y) the number of Trading Days elapsed between Subsequent Takedowns, as applicable (the "Minimum Subsequent Takedown Amount").

                        (ii) The maximum amount the Company may request in any Subsequent Takedown is $250,000, unless the Company and Purchaser agree in writing to increase such amount (the "Maximum Subsequent Takedown Amount").

                        (iii) The Company shall provide Purchaser a minimum of 20 business days prior written notice of its intention to effect a Takedown.

                   (d)  Additional Takedown Limits.

                         (i)   In no event shall the Purchaser (or any "group"
as such term is defined in Rule 13d-3 of the Exchange Act of which Purchaser may be deemed as a member) receive Conversion Shares, upon the issuance of any Common Stock as a result of a Takedown, if, immediately after giving effect to such issuance, the Purchaser (or group) would beneficially own in excess of 4.99% of the Common Stock then outstanding. This provision will not be effective following an Event of Default which remains uncured for a period of 10 days.

                         (ii)  In no event shall a Subsequent Takedown be
effected if the issuance of the Debentures pursuant to such Subsequent Takedown will cause the number of shares of Common Stock issuable upon conversion of the Debentures or issued pursuant to this Agreement in the aggregate, to exceed 19.9% of the number of outstanding shares of Common Stock on such date, unless the issuances have been approved by the shareholders of the Company.

                         (iii) Upon the occurrence of any events limiting the
Company's ability to consummate a Subsequent Takedown as described in Section 2.4(d)(i), the Company shall not be subject to any Subsequent Takedown Fee (as hereinafter defined) and the provisions of Sections 8.2, 8.3, 8.4, 8.5, 8.6 and
8.7 hereof shall be inapplicable.

                    (e) Subsequent Takedown Fees. In the event: a Subsequent Takedown is not consummated within 33 calendar days following the immediately preceding Subsequent Takedown, the Company shall pay a fee to the Purchaser equal to three percent (3%) of the Maximum Subsequent Takedown Amount ("Subsequent Takedown Fee"). The Company shall pay additional Subsequent Takedown Fees equal to the previous Subsequent Takedown Fee plus Fifteen Thousand Dollars ($15,000.00)) ("Additional Takedown Fee") for each additional 33 calendar day period in which a Subsequent Takedown Closing does not occur.

               ARTICLE III   CERTAIN OBLIGATIONS OF THE COMPANY

     Section 3.1.   Payments to IIG Capital, Inc. On the Closing Date and the
                    ----------------------------
date of each Subsequent Takedown closing (a "Subsequent Takedown Closing"), the Company shall pay to IIG Capital, Inc. a placement fee in an amount equal to four percent (4%) of the Takedown Amount and shall deliver a warrant to IIG Capital, Inc. to purchase 75,000 shares of the Company's Common Stock (the "Takedown Warrants" and, in the case of the warrant issued on the Closing Date, the "Initial Takedown Warrant). Each Takedown Warrant shall have a two year term and an exercise price equal to 130% of the Closing Bid Price of the Common Stock on the on the date of each Takedown.

     Section 3.2.   Payment of Certain Amounts.
                    --------------------------

                    (a) Any and all payments by the Company hereunder or under the Debentures to Purchaser and each "qualified assignee" thereof shall be made free and clear of and without deduction or withholding for any and all present or future taxes, levies, imposts, deductions, charges or withholdings, and all liabilities with respect thereto (all such taxes, levies, imposts, deductions, charges, withholdings and liabilities being hereinafter referred to as "Taxes") unless such Taxes are required by law or the administration thereof to be deducted or withheld. If the Company shall be required by law or the administration thereof to deduct or withhold any Taxes from or in respect of any sum payable under the Debentures (i) the holders of the Debentures subject to such Taxes shall have the right, but not the obligation, for a period of thirty
(30) days commencing upon the day it shall have received written notice from the Company that it is required to withhold Taxes to transfer all or any portion of the Debentures to a qualified assignee to the extent such transfer can be effected in accordance with the other provisions of this Agreement and applicable law; (ii) the Company shall make such deductions or withholdings;
(iii) the sum payable shall be increased as may be necessary so that after making all required deductions or withholdings (including deductions or withholdings applicable to additional amounts paid under this Section 3.2) Purchaser receives an amount equal to the sum it would have received if no such deduction or withholding had been made; and (iv) the Company shall forthwith pay the full amount deducted or withheld to the relevant taxation or other authority in accordance with applicable. A "qualified assignee" of a Purchaser is a Person that is organized under the laws of (i) the United States or (II) any jurisdiction other than the United States or any political subdivision thereof and that (y) represents and warrants to the Company that payments of the Company to such assignee under the laws in existence on the date of this Agreement would not be subject to any Taxes and
(z) from time to time, as and when requested by the Company, executes and delivers to the Company and the Internal Revenue Service forms, and provides the Company with any information necessary to establish such assignee's continued exemption from Taxes under applicable law.

                    (b) The Company shall forthwith pay any present or future stamp or documentary taxes or any other excise or property taxes, charges or similar levies (all such taxes, charges and levies hereinafter referred to as "Other Taxes") which arise from any payment made under any of the Transaction Agreements or from the execution, delivery or registration of, or otherwise with respect to, his Agreement other than Taxes payable solely as a result of the transfer from Purchaser to a Person of any Security.

                    (c) Purchaser shall provide to the Company a form W-8, stating that it is a non- U.S. person, together with any additional tax forms which may be required under the Code, as amended after the date hereof, to allow interest payments to be made to it without deduction.

               ARTICLE IV   REPRESENTATIONS AND WARRANTIES

     The Company represents and warrants to Purchaser, as of the Closing Date and again at the closing of each Subsequent Takedown, the following:

     Section 4.1.   Organization and Qualification. The Company and each
                    ------------------------------
Subsidiary is a corporation (or other legal entity) duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation, with full power and authority to own, lease, use and operate its properties and to carry on its business as and where now owned, leased, used, operated and conducted. The Company is qualified to conduct business as a foreign corporation and is in good standing in every jurisdiction in which the nature of the business conducted by it makes such qualification necessary, except where such failure would not have a Material Adverse Effect. A "Material Adverse Effect" means any material adverse effect on the operations, results of operations, properties, assets or condition (financial or otherwise) of the Company or the Company and its Subsidiaries, taken as a whole, or on the transactions contemplated hereby or by the agreements or instruments to be entered into in connection herewith.

     Section 4.2.   Authorization and Execution.
                    ---------------------------

                    (a) The Company has all requisite corporate power and authority to enter into and perform each Transaction Agreement and to consummate the transactions contemplated hereby and thereby and to issue the Securities in accordance with the terms hereof and thereof.

                    (b) The execution, delivery and performance by the Company of each Transaction Agreement and the issuance by the Company of the Securities have been duly and validly authorized and no further consent or authorization of the Company, its Board of Directors or its shareholders is required, except pursuant to the limitations set forth in Section 2.4(d)(ii).

                    (c) This Agreement has been duly executed and delivered by the Company.

          (d) This Agreement constitutes, and upon execution and delivery thereof by the Company, each of the Transaction Agreements will constitute, a valid and binding agreement of the Company, in each case enforceable against the Company in accordance with its respective terms.

     Section 4.3.  Capitalization. As of the date hereof, the authorized, issued
                   --------------
and outstanding capital stock of the Company is as set forth on Schedule 4.3
                                                                ------------
hereto and except as set forth on Schedule 4.3 no other shares of capital stock of the Company will be outstanding as of the Closing Date. All of such outstanding shares of capital stock are, or upon issuance will be, duly authorized, validly issued, fully paid and nonassessable. No shares of capital stock of the Company are subject to preemptive rights or similar rights of the shareholders of the Company or any liens or encumbrances imposed through the actions or failure to act of the Company. Other than as set forth on Schedule
                                                                     --------
4.3 hereto, as of the date hereof, (i) there are no outstanding options,
---
warrants, scrip, rights to subscribe for, puts, calls, rights of first refusal, agreements, understandings, claims or other commitments or rights of any character whatsoever relating to, or securities or rights convertible into or exchangeable for any shares of capital stock of the Company or any of its Subsidiaries, or arrangements by which the Company or any of its Subsidiaries is or may become bound to issue additional shares of capital stock of the Company or any of its Subsidiaries, and (ii) there are no agreements or arrangements under which the Company or any of its Subsidiaries are obligated to register the sale of any of its or their securities under the Securities Act (except pursuant to the Registration Rights Agreement) and (iii) there are no anti-dilution or price adjustment provisions contained in any security issued by the Company (or in any agreement providing rights to security holders) that will be triggered by the issuance of the Debentures or Conversion Shares. The Company has furnished to Purchaser true and correct copies of the Company's Corporate Documents, and the terms of all securities convertible into or exercisable for Common Stock and the material rights of the holders thereof in respect thereto.

     Section 4.4.  Governmental Authorization.  The execution and delivery by
                   --------------------------
the Company of the Transaction Agreements does not and will not, the issuance and sale by the Company of the Securities does not and will not, and the consummation of the transactions contemplated hereby and by the other Transaction Agreements will not, require any action by or in respect of, or filing with, any governmental body, agency or governmental official except (a) such actions or filings that have been undertaken or made prior to the date hereof and that will be in full force and effect (or as to which all applicable waiting periods have expired) on and as of the date hereof or which are not required to be filed on or prior to the Closing Date, (b) such actions or filings that, if not obtained, would not result in a Material Adverse Effect,
(c) listing applications ("Listing Applications") to be filed with the OTC Bulletin Board or the National Market relating to the Conversion Shares of Common Stock issuable upon conversion of the Debentures and upon exercise of the Takedown Warrants, and (d) the filing of a "Form D" as described in Section 7.13 below.

     Section 4.5.  Issuance of Shares.  Upon conversion in accordance with the
                   ------------------
terms of the Debentures and exercise of the Takedown Warrants, the Conversion Shares shall be duly and validly issued and outstanding, fully paid and nonassessable, free and clear of any Taxes, Liens and charges with respect to issuance and shall not be subject to preemptive rights or similar rights of any other shareholders of the Company. Assuming the representations and warranties of Purchaser herein are true and correct in all material respects, each of the Securities will have been issued in material compliance with all applicable U.S. federal and state securities laws. The Company understands and acknowledges that, in certain circumstances, the issuance of Conversion Shares could dilute the ownership interests of other shareholders of the Company. The Company further acknowledges that its obligation to issue Conversion Shares upon conversion of the Debentures and exercise of the Takedown Warrants is absolute and unconditional regardless of the dilutive effect that such issuance may have on the ownership interests of other shareholders of the Company, except pursuant to the limitation in Section 2.4(e)(ii).

     Section 4.6.  No Conflicts.  The execution and delivery by the Company of
                   ------------
the Transaction Agreements to which it is a party did not and will not, the issuance and sale by the Company of the Securities did not and will not and the consummation of the transactions contemplated hereby and by the other Transaction Agreements will not, contravene or constitute a default under or violation of (i) any provision of applicable law or regulation, (ii) the Company Corporate Documents, (iii) any agreement, judgment, injunction, order, decree or other instrument binding upon the Company or any Subsidiary or any of their respective assets, or result in the creation or imposition of any Lien on any asset of the Company or any Subsidiary. The Company and each Subsidiary is in compliance with and conforms to all statutes, laws, ordinances, rules, regulations, orders, restrictions and all other legal requirements of any domestic or foreign government or any instrumentality thereof having jurisdiction over the conduct of its businesses or the ownership of its properties, except where such failure would not have a Material Adverse Effect.

     Section 4.7.  Financial Information.  Since September 30, 2000 (the
                   ---------------------
"Balance Sheet Date"), there has been (x) no material adverse change in the assets or liabilities, or in the business or condition, financial or otherwise, or in the results of operations or prospects, of the Company and its Subsidiaries, whether as a result of any legislative or regulatory change, revocation of any license or rights to do business, fire, explosion, accident, casualty, labor trouble, flood, drought, riot, storm, condemnation, act of God, public force or otherwise and (y) no material adverse change in the assets or liabilities, or in the business or condition, financial or otherwise, or in the results of operations or prospects, of the Company and its subsidiaries except in the ordinary course of business; and no fact or condition exists or is contemplated or threatened which might cause such a change in the future. The audited and unaudited consolidated balance sheets of the Company and its Subsidiaries for the periods ending December 31, 1999, and September 30, 2000, respectively, and the related consolidated statements of income, changes in shareholders' equity and changes in cash flows for the periods then ended, including the footnotes thereto, except as indicated therein, (i) complied in all material respects with applicable accounting requirements and (ii) have been prepared in accordance with GAAP consistently applied throughout the periods indicated, except that the unaudited financial statements do not contain notes and may be subject to normal audit adjustments and normal annual adjustments. Such financial statements fairly present the financial condition of the Company and its Subsidiaries at the dates indicated and the consolidated results of their operations and cash flows for the periods then ended and, except as indicated therein, reflect all claims against and all Debts and liabilities of the Company and its Subsidiaries, fixed or contingent.

     Section 4.8.  Litigation.  Except as set forth in the SEC Reports, there is
                   ----------
no action, suit or proceeding pending or, to the knowledge of the Company, threatened against the Company or any Subsidiary, before any court or arbitrator or any governmental body, agency or official in which there is a reasonable possibility of an adverse decision which could materially adversely affect the business, condition (financial or otherwise), operations, performance, properties or prospects of the Company or which challenges the validity of any Transaction Agreements.

     Section 4.9.  Compliance with ERISA and other Benefit Plans.
                   ---------------------------------------------

          (a) Each member of the ERISA Group has fulfilled its obligations under the minimum funding standards of ERISA and the Code with respect to each Plan and is in compliance in all material respects with the presently applicable provisions of ERISA and the Code with respect to each Plan. No member of the ERISA Group has (i) sought a waiver of the minimum funding standard under
Section 412 of the Code in respect of any Plan, (ii) failed to make any required contribution or payment to any Plan or Multiemployer Plan or in respect of any Benefit Arrangement, or made any amendment to any Plan or Benefit Arrangement, which as resulted or could result in the imposition of a Lien or the posting of a bond or other security under ERISA or the Code or (iii) incurred any liability under Title IV of ERISA other than a liability to the PBGC for premiums under Section 4007 of ERISA.

          (b) The benefit plans not covered under clause (a) above (including profit sharing, deferred compensation, stock option, employee stock purchase, bonus, retirement, health or insurance plans, collectively the "Benefit Plans") relating to the employees of the Company are duly registered where required by, and are in good standing in all material respects under, all applicable laws. All required employer and employee contributions and premiums under the Benefit Plans to the date hereof have been made, the respective fund or funds established under the Benefit Plans are funded in accordance with applicable laws, and no past service funding liabilities exist thereunder.

          (c) No Benefit Plans have any unfunded liabilities, either on a "going concern" or "winding up" basis and determined in accordance with all applicable laws and actuarial practices and using actuarial assumptions and methods that are reasonable in the circumstances. No event has occurred and no condition exists with respect to any Benefit Plans that has resulted or could reasonably be expected to result in any pension plan having its registration revoked or wound up (in whole or in part) or refused for the purposes of any applicable laws or being placed under the administration of any relevant pension benefits regulatory authority or being required to pay any taxes or penalties (in any material amounts) under any applicable laws.

     Section 4.10.  Environmental Matters.  The costs and liabilities associated
                    ---------------------
with Environmental Laws (including the cost of compliance therewith) are unlikely to have a material adverse effect on the business, condition (financial or otherwise), operations, performance, properties or prospects of the Company or any Subsidiary. Each of the Company and the Subsidiaries conducts its businesses in compliance in all material respects with all applicable Environmental Laws.

     Section 4.11.  Taxes.  All United States federal, state, county,
                    -----
municipality, local or foreign income tax returns and all other material tax returns (including foreign tax returns) which are required to be filed by or on behalf of the Company and each Subsidiary have been filed and all material taxes due pursuant to such returns or pursuant to any assessment received by the Company and each Subsidiary have been paid except those being disputed in good faith and for which adequate reserves have been established. The charges, accruals and reserves on the books of the Company and each Subsidiary in respect of taxes and other governmental charges have been established in accordance with GAAP.

     Section 4.12.  Investments, Joint Ventures.  Other than as set forth in
                    ---------------------------
Schedule 4.12, the Company has no Subsidiaries or other direct or indirect Investment in any Person, and the Company is not a party to any partnership, management, shareholders' or joint venture or similar agreement.

     Section 4.13.  Not an Investment Company. Neither the Company nor any
                    -------------------------
Subsidiary is an "Investment Company" within the meaning of Investment Company Act of 1940, as amended.

     Section 4.14.  Full Disclosure.  The information heretofore furnished by
                    ---------------
the Company to Purchaser for purposes of or in connection with this Agreement or any transaction contemplated hereby does not, and all such information hereafter furnished by the Company or any Subsidiary to Purchaser will not (in each case taken together and on the date as of which such information is furnished), contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements contained therein, in the light of the circumstances under which they are made, not misleading.

     Section 4.15.  No Solicitation; No Integration with Other Offerings. No
                    ----------------------------------------------------
form of general solicitation or general advertising was used by the Company or, to the best of its actual knowledge, any other Person acting on behalf of the Company, in connection with the offer and sale of the Securities.

Except as set forth on Schedule 4.15 hereof, neither the Company, nor, to its
                       -------------
knowledge, any Person acting on behalf of the Company, has, either directly or indirectly, sold or offered for sale to any Person (other than Purchaser) any of the Securities or, within the six months prior to the date hereof, any other similar security of the Company except as contemplated by this Agreement, and the Company represents that neither itself nor any Person authorized to act on its behalf (except that the Company makes no representation as to Purchaser and their Affiliates) will sell or offer for sale any such security to, or solicit any offers to buy any such security from, or otherwise approach or negotiate in respect thereof with, any Person or Persons so as thereby to cause the issuance or sale of any of the Securities to be in violation of any of the provisions of
Section 5 of the Securities Act.

     Section 4.16.  Permits.  (a) Each of the Company and its Subsidiaries has
                    -------
all material Permits; (b) all such Permits are in full force and effect, and each of the Company and its Subsidiaries has fulfilled and performed all material obligations with respect to such Permits; (c) no event has occurred which allows, or after notice of lapse of time would allow, revocation or termination by the issuer thereof or which results in any other material impairment of the rights of the holder of any such Permit; and (d) the Company has no reason to believe that any governmental body or agency is considering limiting, suspending or revoking any such Permit.

     Section 4.17.  Leases.  Neither the Company nor any Subsidiary is a party
                    ------
to any capital lease obligation with a value greater than $250,000 or to any operating lease with an aggregate annual rental greater than $250,000 during the life of such lease.

     Section 4.18.  Absence of Any Undisclosed Liabilities or Capital Calls.
                    -------------------------------------------------------
There are no liabilities of the Company or any Subsidiary of any kind whatsoever, whether accrued, contingent, absolute, determined, determinable or otherwise, and there is no existing condition, situation or set of circumstances which would reasonably be expected to result in such a liability, other than (i) those liabilities provided for in the financial statements delivered pursuant to
Section 4.7 and (ii) other undisclosed liabilities which, individually or in the aggregate, would not have a Material Adverse Effect.

     Section 4.19.  Public Utility Holding Company.  Neither the Company nor any
                    ------------------------------
Subsidiary is, or will be upon issuance and sale of the Securities and the use of the proceeds described herein, subject to regulation under the Public Utility Holding Company Act of 1935, as amended, the Federal Power Act, the Interstate Commerce Act or to any federal or state statute or regulation limiting its ability to issue and perform its obligations under any Transaction Agreement.

     Section 4.20.  Intellectual Property Rights.  Each of the Company and its
                    ----------------------------
Subsidiaries owns, or is licensed under, and has the rights to use, all material patents, trademarks, trade names, copyrights, technology, know-how and processes (collectively, "Intellectual Property") used in, or necessary for the conduct of its business; no claims have been asserted by any Person to the use of any such Intellectual Property or challenging or questioning the validity or effectiveness of any license or agreement related thereto. To the best of Company's and its Subsidiaries' knowledge, there is no valid basis for any such claim and the use of such Intellectual Property by the Company and its Subsidiaries will not infringe upon the rights of any Person.

     Section 4.21.  Insurance.  The Company and its Subsidiaries maintain, with
                    ---------
financially sound and reputable insurance companies, insurance in at least such amounts and against such risks such that any uninsured loss would not have a Material Adverse Effect. All insurance coverages of the Company and its Subsidiaries are in full force and effect and there are no past due premiums in respect of any such insurance.

     Section 4.22.  Title to Properties.  The Company and its Subsidiaries have
                    -------------------
good and marketable title to all their respective properties reflected on the financial statements referred to in Section 4.7, free and clear of all Liens.

     Section 4.23.  Internal Accounting Controls.  The Company and each of its
                    ----------------------------
Subsidiaries maintain a system of internal accounting controls sufficient, in the judgment of the Company's Board of Directors, to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management's general or specific authorization, and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

     Section 4.24.  Foreign Practices.  Neither the Company nor any of its
                    -----------------
Subsidiaries nor, to the Company's knowledge, any employee or agent of the Company or any Subsidiary has made any payments of funds of the Company or Subsidiary, or received or retained any funds, in each case in violation of any law, rule or regulation.

            ARTICLE V   REPRESENTATIONS AND WARRANTIES OF PURCHASER

     Section 5.1.   Purchaser.  Purchaser hereby represents and warrants to the
                    ---------
Company that:

          (a) Purchaser is an "accredited investor" within the meaning of Rule 501(a) under the Securities Act and the Securities to be acquired by it pursuant to this Agreement are being acquired for its own account and, as of the date hereof, not with a view toward, or for sale in connection with, any distribution thereof except in compliance with applicable United States federal and state securities law; provided that the disposition of Purchaser's property shall at all times be and remain within its control;

          (b) the execution, delivery and performance of this Agreement and the purchase of the Securities pursuant thereto are within Purchaser's corporate or partnership powers, as applicable, and have been duly and validly authorized by all requisite corporate or partnership action;

          (c)  this Agreement has been duly executed and delivered by Purchaser;

          (d) the execution and delivery by Purchaser of the Transaction Agreements to which it is a party does not, and the consummation of the transactions contemplated hereby and thereby will not, contravene or constitute a default under or violation of (i) any provision of applicable law or regulation, or (ii) any agreement, judgment, injunction, order, decree or other instrument binding upon Purchaser;

          (e) Purchaser understands that the Securities have not been registered under the Securities Act and may not be transferred or sold except as specified in this Agreement or the remaining Transaction Agreements;

          (f) this Agreement constitutes a valid and binding agreement of Purchaser enforceable in accordance with its terms, subject to (i) applicable bankruptcy, insolvency or similar laws affecting the enforceability of creditors rights generally and (ii) equitable principles of general applicability;

          (g) Purchaser has such knowledge and experience in financial and business matters so as to be capable of evaluating the merits and risks of its investment in the Securities and Purchaser is capable of bearing the economic risks of such investment;

          (h) Purchaser is knowledgeable, sophisticated and experienced in business and matters; Purchaser has previously invested in securities similar to the Securities and fully understands the limitations on transfer described herein; Purchaser has been afforded access to information about the Company and the financial condition, results of operations, property, management and prospects of the Company sufficient to enable it to evaluate its investment in the Securities; Purchaser has been afforded the opportunity to ask such questions as it has deemed necessary of, and to receive answers from, representatives of the Company concerning the terms and conditions of the offering of the Securities and the merits and the risks of investing in the Securities; and Purchaser has been afforded the opportunity to obtain such additional information which the Company possesses or can acquire that is necessary to verify the accuracy and completeness of the information given to Purchaser concerning the Company. The foregoing does not in any way relieve the Company of its representations and other undertakings hereunder, and shall not limit Purchaser's ability to rely thereon;

          (i) no part of the source of funds used by Purchaser to acquire the Securities constitutes assets allocated to any separate account maintained by Purchaser in which any employee benefit plan (or its related trust) has any interest; and

          (j) Purchaser is a corporation organized and in good standing under the laws of Bermuda.

          ARTICLE VI   CONDITIONS PRECEDENT TO PURCHASE OF SECURITIES

     Section 6.1.   Conditions Precedent to Purchaser's Obligations to Purchase.
                    -----------------------------------------------------------
The obligation of Purchaser hereunder to purchase the Debentures at the Closing and at each Subsequent Takedown Closing is subject to the satisfaction, on or before the Closing Date and the date of each Subsequent Takedown Closing (each a "Subsequent Takedown Closing Date"), of each of the following conditions, provided that these conditions are for Purchaser's sole benefit and may be waived by Purchaser at any time in its sole discretion:

          (a) The Company shall have duly executed this Agreement, the Initial Takedown Warrant (upon the Closing Date only) and the Registration Rights Agreement, and delivered the same to Purchaser;

          (b) The Company shall have delivered to Purchaser duly executed certificates representing the Debentures in accordance with Section 2.3 hereof and the Initial Takedown Warrant to IIG Capital, Inc. (upon the Closing Date only);

          (c)  The Company shall have delivered the Solvency Certificate;

          (d) The representations and warranties of the Company contained in each Agreement shall be true and correct in all material respects as of the date when made and as of the Closing Date and each Subsequent Takedown Closing Date as though made at such time (except for representations and warranties that speak as of a specified date) and the Company shall have performed, satisfied and complied with all covenants, agreements and conditions required by such Transaction Agreements to be performed, satisfied or complied with by it at or prior to the Closing Date and each Subsequent Takedown Closing Date. Purchaser shall have received an Officer's Certificate executed by the President of the Company, dated as of the Closing Date and each Subsequent Takedown

Closing Date, to the foregoing effect, including but not limited to certificates with respect to the Company Corporate Documents, resolutions relating to the transactions contemplated hereby and the incumbencies of certain officers and Directors of the Company. The form of such certificate is attached hereto as Exhibit D;

          (e) The Company shall have received all governmental, Board of Directors, shareholders and third party consents and approvals necessary or desirable in connection with the issuance and sale of the Securities and the consummation of the transactions contemplated by the Transaction Agreements;

          (f) All applicable waiting periods in respect to the issuance and sale of the Securities shall have expired without any action having been taken by any competent authority that could restrain, prevent or impose any materially adverse conditions thereon or that could seek or threaten any of the foregoing;

          (g) No law or regulation shall have been imposed or enacted that could adversely affect the transactions set forth herein or in the other Transaction Agreements, and no law or regulation shall have been proposed could reasonably have any such effect;

          (h) Purchaser shall have received an opinion, dated the Closing Date and each Subsequent Takedown Closing Date, of counsel to the Company, in substantially the form of Exhibit E;

          (i) All fees and expenses due and payable by the Company on or prior to the Closing Date and each Subsequent Takedown Closing Date shall have been paid;

          (j) The Company Corporate Documents and the Subsidiary Corporate Documents, if any, shall be in full force and effect and no term or condition thereof shall have been amended, waived or otherwise modified without the prior written consent of Purchaser;

          (k) There shall have occurred no material adverse change in the business, condition (financial or otherwise), operations, performance, properties or prospects of the Company or any Subsidiary since September 30, 2000;

          (l) There shall exist no action, suit, investigation, litigation or proceeding pending or threatened in any court or before any arbitrator or governmental instrumentality that challenges the validity of this Agreement or any other Transaction Agreement, or other transaction contemplated hereby or thereby or that could reasonably be expected to have a Material Adverse Effect, or any material adverse effect on the enforceability of the Transaction Agreements or the Securities or the rights of the holders of the Securities or Purchaser hereunder;

          (m) The Registration Statement relating to the Commitment Amount or the Renewed Commitment Amount, as applicable, shall have been declared effective by the Commission;

          (n) There shall not have occurred any disruption or adverse change in the financial or capital markets generally, which Purchaser reasonably deems material in connection with the purchase of the Securities;

          (o) Receipt of an accountant's "comfort letter" or "agreed upon procedures letter" if applicable;

          (p) Purchaser shall have received all other opinions, resolutions, certificates, instruments, agreements or other documents as required by the Transaction Agreements;

          (q)  The Company shall have delivered to Purchaser the Use of Proceeds
Schedule 7.8; and
------------

          (r) The Company's Common Stock shall be listed and traded on a National Market or the OTC Bulletin Board.

     Section 6.2.   Conditions to the Company's Obligations. The obligations of
                    ---------------------------------------
the Company to issue and sell the Securities to Purchaser pursuant to this Agreement are subject to the satisfaction, at or prior to the Closing Date and at each Subsequent Takedown Closing Date, of the following conditions:

               (i) The representations and warranties of Purchaser contained herein shall be true and correct in all material respects on the Closing Date and Purchaser shall have performed and complied in all material respects with all agreements required by this Agreement to be performed or complied with by Purchaser at or prior to the Closing Date;

               (ii) The issue and sale of the Securities by the Company shall not be prohibited by any applicable law, court order or governmental regulation;

               (iii) Upon the Closing Date only, receipt by the Company of duly executed counterparts of this Agreement and the Registration Rights Agreement signed by Purchaser;

               (iv) The Company shall have received all governmental, Board of Directors, shareholders and third party consents and approvals necessary or desirable in connection with the issuance and sale of the Securities and the consummation of the transactions contemplated by the Transaction Agreements;

               (v) The Company shall have received payment of Purchase Price, less the Expense Reimbursement Fee.

                      ARTICLE VII   AFFIRMATIVE COVENANTS

     The Company and Purchaser, as applicable, hereby agree that, from and after the date hereof for so long as any Debentures remain outstanding and for the benefit of each other;

     Section 7.1.   Information.  The Company will deliver to each holder of the
                    -----------
Debentures:

          (a) promptly upon the filing thereof, copies of (i) all registration statements (other than the exhibits thereto and any registration statements on Form S-8 or its equivalent), and (ii) all reports of Forms 10-K, 10-Q and 8-K (or other equivalents) which the Company or any Subsidiary has filed with the Commission (collectively, "SEC Reports");

          (b) promptly upon the mailing thereof to the shareholders of the Company generally, copies of all financial statements, reports and proxy statements so mailed and any other document generally distributed to shareholders;

          (c) at least two (2) Business Days prior to the consummation of any Financing or other event requiring a repayment of the Debentures under Section 3.4, notice thereof together with a summary of all material terms thereof and copies of all documents and instruments associated therewith;

          (d) notice promptly upon the occurrence of any event by which the Reserved Amount becomes less than the number of Conversion Shares to be registered pursuant to the Registration Statement relating to the Commitment Amount or the Renewed Commitment Amount, as applicable;

          (e) promptly following the commencement thereof, notice and a description in reasonable detail of any litigation or proceeding to which the Company or any Subsidiary is a party in which the amount involved is $250,000 or more and not covered by insurance or in which injunctive or similar relief is sought.

     Section 7.2.   Payment of Obligations. The Company will, and will cause
                    ----------------------
each Subsidiary to, pay and discharge, at or before maturity, all their respective material obligations, including, without limitation, tax liabilities, except where the same may be contested in good faith by appropriate proceedings and will maintain, in accordance with GAAP, appropriate reserves for the accrual of any of the same.

     Section 7.3.   Maintenance of Property; Insurance.  The Company will, and
                    ----------------------------------
will cause each Subsidiary to, keep all property useful and necessary in its business in good working order and condition, ordinary wear and tear excepted. In addition, the Company and each Subsidiary will maintain insurance in at least such amounts and against such risks as it has insured against as of the Closing Date.

     Section 7.4.   Maintenance of Existence.  The Company will, and will cause
                    ------------------------
each Subsidiary to, continue to engage in business of the same general type as now conducted by the Company and such Subsidiaries, and will preserve, renew and keep in full force and effect its respective corporate existence and their respective material rights, privileges and franchises necessary or desirable in the normal conduct of business.

     Section 7.5.   Compliance with Laws.  The Company will, and will cause each
                    --------------------
Subsidiary to, comply, in all material respects, with all federal, state, municipal, local or foreign applicable laws, ordinances, rules, regulations, municipal by-laws, codes and requirements of governmental authorities (including, without limitation, Environmental Laws and ERISA and the rules and regulations thereunder) except (i) where compliance therewith is contested in good faith by appropriate proceedings or (ii) where non-compliance therewith could not reasonably be expected, in the aggregate, to have a material adverse effect on the business, condition (financial or otherwise), operations, performance, properties or prospects of the Company or such Subsidiary.

     Section 7.6.   Inspection of Property, Books and Records.  The Company
                    -----------------------------------------
will, and will cause each Subsidiary to, keep proper books of record and account in which full, true and correct entries shall be made of all dealings and transactions in relation to their respective businesses and activities; and will permit, during normal business hours, Purchaser' Representative or an affiliate thereof, as representatives of Purchaser, to visit and inspect any of their respective properties, upon reasonable prior notice, to examine and make abstracts from any of their respective books and records and to discuss their respective affairs, finances and accounts with their respective executive officers and independent public accountants (and by this provision the Company authorizes its independent public accountants to disclose and discuss with Purchaser the affairs, finances and accounts of the Company and its Subsidiaries in the presence of a representative of the Company; provided, however, that such discussions will not result in any unreasonable expense to the Company, without Company consent), all at such reasonable times.

     Section 7.7.   Investment Company Act.  The Company will not be or become
                    ----------------------
an open-end investment trust, unit investment trust or face-amount certificate company that is or is required to be registered under Section 8 of the Investment Company Act of 1940, as amended.

     Section 7.8.   Use of Proceeds.  The proceeds from the issuance and sale of
                    ---------------
the Debentures by the Company shall be used in accordance with Schedule 7.8
                                                               ------------
attached hereto. None of the proceeds from the issuance and sale of the Debentures by the Company pursuant to this Agreement will be used directly or indirectly for the purpose, whether immediate, incidental or ultimate, of purchasing or carrying any "margin stock" within the meaning of Regulation G of the Board of Governors of the Federal Reserve System.

     Section 7.9.   Compliance with Terms and Conditions of Material Contracts.
                    ----------------------------------------------------------
The Company will, and will cause each Subsidiary to, comply, in all respects, with all terms and conditions of all material contracts to which it is subject.

     Section 7.10.  Reserved Shares and Listings.
                    ----------------------------

          (a) The Company shall at all times have authorized, and reserved for the purpose of issuance, a sufficient number of shares of Common Stock to provide for the full conversion of the outstanding Debentures and exercise of the Takedown Warrants (based on the conversion price of the Debentures in effect from time to time and the exercise price of the Takedown Warrants, respectively) and the Company shall reserve for issuance the number of shares to be registered on the Registration Statement relating to the Conversion Shares issuable upon conversion of the Commitment Amount and the Renewed Commitment Amount (the "Reserved Amount"). The Company shall not reduce the Reserved Amount without the prior written consent of Purchaser. If at any time the number of shares of Common Stock authorized and reserved for issuance is below the number of Conversion Shares issued or issuable upon conversion of the Debentures and exercise of the Takedown Warrants, the Company will promptly take all corporate action necessary to authorize and reserve a sufficient number of shares, including, without limitation, either (x) calling a special meeting of shareholders to authorize additional shares, in the case of an insufficient number of authorized shares or (y) in lieu thereof, consummating the immediate redemption of the Debentures and the Takedown Warrants in accordance with each such security's terms.

          (b) The Company shall promptly file the Listing Applications and secure the listing of the Conversion Shares upon each national securities exchange or automated quotation system, if any, upon which shares of Common Stock are then listed (subject to official notice of issuance) and shall maintain, so long as any other shares of Common Stock shall be so listed, such listing of all Conversion Shares from time to time issuable upon conversion of the Debentures and exercise of the Takedown Warrants (the "Warrant Shares"), respectively. The Company will maintain the listing and trading of its Common Stock on a National Market or the OTC Bulletin Board. The Company will comply in all respects with the Company's reporting, filing and other obligations under the bylaws or rules of the National Association of Securities Dealers, Inc. (the "NASD") and such exchanges, as applicable. The Company shall promptly provide to Purchaser copies of any notices it receives regarding the continued eligibility of the Common Stock for listing on any National Market or the OTC Bulletin Board.

     Section 7.11.  Transfer Agent Instructions.  Upon receipt of a Notice of
                    ---------------------------
Conversion or Notice of Exercise, as applicable, the Company shall immediately direct the Company's transfer agent to issue certificates, registered in the name of Purchaser or its nominee, for the Conversion Shares, in such amounts as specified from time to time by Purchaser to the Company upon proper conversion of the Debentures or exercise of the Takedown Warrants. Upon conversion of any Debentures in accordance with their terms and/or exercise of any Takedown Warrants in accordance with their terms, the Company will, and will use its best lawful efforts to cause its transfer agent to, issue one or more certificates representing shares of Common Stock in such name or names and in such denominations specified by a Purchaser in a Notice of Conversion or Notice of Exercise, as the case may be. As long as the Registration Statement contemplated by the Registration Rights Agreement shall remain effective, the shares of Common Stock issuable upon conversion of any Debentures or exercise of the Takedown Warrants shall be issued to any transferee of such shares from Purchaser without any restrictive legend upon appropriate evidence of transfer in compliance with the Securities Act and the rules and regulations of the Commission; provided that for so long as the Registration Statement is effective, no opinion of counsel will be required to effect any such transfer. The Company further warrants and agrees that no instructions other than these instructions have been or will be given to its transfer agent. Nothing in this Section 7.11 shall affect in any way a Purchaser's obligation to comply with all securities laws applicable to Purchaser upon resale of such shares of Common Stock, including any prospectus delivery requirements.

     Section 7.12.  Maintenance of Reporting Status; Supplemental Information.
                    ---------------------------------------------------------
So long as any of the Securities are outstanding, the Company shall timely file all reports required to be filed with the Commission pursuant to the Exchange Act. The Company shall not terminate its status as an issuer required to file reports under the Exchange Act, even if the Exchange Act or the rules and regulations thereunder would permit such termination. If at anytime the Company is not subject to the requirements of Section 13 or 15(d) of the Exchange Act, the Company will promptly furnish at its expense, upon request, for the benefit of the holders from time to time of Securities, and prospective purchasers of Securities, information satisfying the information requirements of Rule 144 under the Securities Act.

     Section 7.13.  Form D; Blue Sky Laws. The Company agrees to file a "Form D"
                    ---------------------
with respect to the Securities as required under Regulation D of the Securities Act and to provide a copy thereof to Purchaser promptly after such filing. The Company shall, on or before the Closing Date, take such action as the Company shall reasonably determine is necessary to qualify the Securities for sale to Purchaser at the Closing pursuant to this Agreement under applicable securities or "blue sky" laws of the states of the United States (or to obtain an exemption from such qualification), and shall provide evidence of any such action so taken to Purchaser on or prior to the Closing Date.

     Section 7.14.  Purchaser Acknowledgment.  Purchaser hereby acknowledges
                    ------------------------
that it will be named as a statutory underwriter in the Registration Statement as required by the Commission.

                       ARTICLE VIII   NEGATIVE COVENANTS

     The Company hereby agrees that after the date hereof for so long as any Debentures remain outstanding (or such shorter period time as set forth below) and for the benefit of Purchaser:

     Section 8.1.   Reserved.
                    --------

     Section 8.2.   Transactions with Affiliates.  The Company and each
                    ----------------------------
Subsidiary will not, directly or indirectly, pay any funds to or for the account of, make any investment (whether by acquisition or stock or indebtedness, by loan, advance, transfer of property, guarantee or other agreement to pay, purchase or service, directly or indirectly, and Debt, or otherwise) in, lease, sell, transfer or otherwise dispose of any assets, tangible or intangible, to, or participate in, or effect any transaction in connection with any joint enterprise or other joint arrangement with, any Affiliate, except, (1) pursuant to those agreements specifically identified on Schedule 8.2 attached hereto
                                               ------------
(with a copy of such agreements annexed to such Schedule 8.2) and (2) on terms
                                                ------------
to the Company or such Subsidiary no less favorable than terms that could be obtained by the Company or such Subsidiary from a Person that is not an Affiliate of the Company upon negotiation at arms' length, as determined in good faith by the Board of Directors of the Company; provided that no determination of the Board of Directors shall be required with respect to any such transactions entered into in the ordinary course of business.

     Section 8.3.   Merger or Consolidation.  The Company will not, in a single
                    -----------------------
transaction or a series of related transactions (i) consolidate with or merge with or into any other Person, or (ii) permit any other Person to consolidate with or merge into it, unless the Company shall be the survivor of such merger or consolidation and (x) immediately before and immediately after given effect to such transaction (including any indebtedness incurred or anticipated to be incurred in connection with the transaction), no Default or Event of Default shall have occurred and be continuing; and (y) the Company has delivered to Purchaser an Officer's Certificate stating that such consolidation, merger or transfer complies with this Agreement, and that all conditions precedent in this Agreement relating to such transaction have been satisfied.

     Section 8.4.   Limitation on Asset Sales.  Neither the Company nor any
                    -------------------------
Subsidiary will consummate an Asset Sale of material assets of the Company or any Subsidiary without the prior written consent of Purchaser, which consent shall not be unreasonably withheld. As used herein, "Asset Sale" means any sale, lease, transfer or other disposition (or series of related sales, leases, transfers or dispositions) or sales of capital stock of a Subsidiary (other than directors' qualifying shares), property or other assets (each referred to for the purpose of this definition as a "disposition"), including any disposition by means of a merger, consolidation or similar transaction other than a disposition of property or assets at fair market value in the ordinary course of business.

     Section 8.5.   Restrictions on Certain Amendments.  Neither the Company nor
                    ----------------------------------
any Subsidiary will waive any provision of, amend, or suffer to be amended, any provision of such entity's existing Debt, any material contract or agreement previously or hereafter filed by the Company with the Commission as part of its SEC Reports, any Company Corporate Document or Subsidiary Corporate Document if such amendment, in the Company's reasonable judgment, would materially adversely affect Purchaser or the holders of the Securities without the prior written consent of Purchaser.

     Section 8.6.   Prohibition on Discounted Equity Offerings; Registration
                    --------------------------------------------------------
Rights.
------

          (a) Except with respect to equity securities that may be issuable upon the exercise or conversion of Derivative Securities (as defined below) outstanding as of the date hereof, until such time as all of the Debentures have been either redeemed or converted into Conversion Shares in full, the Company agrees that it will not issue any of its equity securities (or securities convertible into or exchangeable or exercisable for equity securities (the "Derivative Securities")) on terms that allow a holder thereof to acquire such equity securities (or Derivative Securities) at a discount to the Market Price of the Common Stock at the time of issuance or, in the case of Derivative Securities at a conversion price based on any formula (other than standard anti-dilution provisions) based on the Market Price on a date later than the date of issuance which conversion price is not below the Market Price on the date of issuance (each such event, a "Discounted Equity Offering"). As used herein, "discount" shall include, but not be limited to, (i) any warrant, right or other security granted or offered in connection with such issuance which, on the applicable date of grant, is offered with an exercise or conversion price, as the case may be, at less than the then current Market Price of the Common Stock or, if such security has an exercise or conversion price based on any formula (other than standard anti-dilution provisions) based on the Market Price on a date later than the date of issuance, then at a price below the Market Price on such date of exercise or conversion, as the case may be, or (ii) any commissions, fees or other allowances paid in connection with such issuances (other than customary underwriter or placement agent commissions, fees or allowances). For the purposes of determining the Market Price at which Common Stock is acquired under this Section, normal underwriting commissions and placement fees (including underwriters' warrants) shall be excluded.

          (b) Except with respect to equity securities that may be issuable upon the exercise or conversion of Derivative Securities outstanding as of the date hereof, until such time as all of the Debentures have been either redeemed or converted into Conversion Shares in full, the Company agrees it will not issue any of its equity securities (or Derivative Securities), unless such securities are junior in ranking to the Debentures and any shares of Common Stock issued or issuable in connection therewith are "restricted securities." As used herein "restricted securities" shall mean securities which may not be sold prior to twelve (12) months following the date of issuance of such securities.

          (c) The restrictions contained in this Section 8.6 shall not apply to the issuance by the Company of (or the agreement to issue) Common Stock or Derivative Securities in connection with (i) the acquisition (including by merger) of a business or of assets otherwise permitted under this Agreement, or
(ii) stock option or other compensatory plans.

          (d) Notwithstanding the foregoing, the Company may enter into the following types of transactions: (1) "permanent financing" transactions, which would include any form of debt or equity financing (other than an underwritten offering), which is followed by a reduction of the commitment to zero and payment of all related fees and expenses; (2) "project financing" transactions which provide for the issuance of non-convertible debt instruments in connection with the operation of the Company's business as presently conducted or as proposed to be conducted; and (3) an underwritten offering of the Company's Common Stock, provided that all of the Conversion Shares issuable pursuant to the terms described herein have been registered pursuant to the Registration Statement.

          (e) Notwithstanding anything contained herein to the contrary, the Company shall be entitled to offer or sell Common Stock or Derivative Securities for certain transactions including, but not limited to, mergers, acquisitions, or other similar events, in which case the Company shall be entitled to offer the greater of: (i) $1,000,000 in market value of Common Stock or Derivative Securities at the date of closing such transaction, or (ii) twenty-five percent (25%) of the aggregate transaction cost to the Company in the form of registered, or to be registered, Common Stock or Derivative Securities as part of the consideration for such transaction, with the remaining consideration to include Common Stock or Derivative Securities having an appropriate contractual holding period by the recipient of such Common Stock or Derivative Securities prior to registration of same.

     Section 8.7.   Limitation on Stock Repurchases.  Except as otherwise set
                    -------------------------------
forth in the Debentures and the Takedown Warrants, the Company shall not, without the written consent of the Majority Holders, redeem, repurchase or otherwise acquire (whether for cash or in exchange for property or other securities or otherwise) any shares of capital stock of the Company or any warrants, rights or options to purchase or acquire any such shares.

     Section 8.8.   Limitations on Financings Until Closing.  Notwithstanding
                    ---------------------------------------
any provision of this ARTICLE VIII to the contrary, the Company and each Subsidiary shall not, until the Closing Date, consummate any equity or debt financing except for financings pursuant to existing credit facilities or conventional debt financings without the prior written approval of the Purchaser.

     Section 8.9.   Short Sales.  Purchaser shall not effect, and shall not
                    -----------
cause any affiliate of Purchaser to effect or request any third party to effect, a short sale of Common Stock of the Company so long as Purchaser or any affiliate of Purchaser owns any Debentures or any shares of Common Stock.

                       ARTICLE IX   RESTRICTIVE LEGENDS

     Section 9.1.   Restrictions on Transfer.  From and after their respective
                    ------------------------
dates of issuance, none of the Securities shall be transferable except upon the conditions specified in this ARTICLE IX, which conditions are intended to ensure compliance with the provisions of the Securities Act in respect of the Transfer of any of such Securities or any interest therein. Each Purchaser will use its best efforts to cause any proposed transferee of any Securities held by it to agree to take and hold such Securities subject to the provisions and upon the conditions specified in this ARTICLE IX and Section 8.9 of this Agreement.

     Section 9.2.   Notice of Proposed Transfers.  Prior to any proposed
                    ----------------------------
Transfer of the Securities (other than a Transfer (i) registered or exempt from registration under the Securities Act, (ii) to an affiliate of a Purchaser which is an "accredited investor" within the meaning of Rule 501(a) under the Securities Act, provided that any such transferee shall agree to be bound by the terms of this Agreement and the Registration Rights Agreement, or (iii) to be made in reliance on Rule 144 under the Securities Act), the holder thereof shall give written notice to the Company of such holder's intention to effect such Transfer, setting forth the manner and circumstances of the proposed Transfer, which shall be accompanied by (a) an opinion of counsel reasonably acceptable to the Company, confirming that such transfer does not give rise to a violation of the Securities Act, (B) representation letters in form and substance reasonably satisfactory to the Company to ensure compliance with the provisions of the Securities Act and (C) letters in form and substance reasonably satisfactory to the Company from each such transferee stating such transferee's agreement to be bound by the terms of this Agreement and the Registration Rights Agreement. Such proposed Transfer may be effected only if the Company shall have received such notice of transfer, opinion of counsel, representation letters and other letters referred to in the immediately preceding sentence, whereupon the holder of such Securities shall be entitled to Transfer such Securities in accordance with the terms of the notice delivered by the holder to the Company.

              ARTICLE X   ADDITIONAL AGREEMENTS AMONG THE PARTIES

     Section 10.1.  Reserved.
                    --------

     Section 10.2.  Reserved.
                    --------

     Section 10.3.  Reserved.
                    --------

     Section 10.4.  Registration Rights.
                    -------------------

          (a) The Company shall grant Purchaser registration rights covering the Conversion Shares (the "Registrable Securities") on the terms set forth in the Registration Rights Agreement and herein.

          (b) If the registration statement required to be filed in accordance with the Registration Rights Agreement relating to the Conversion Shares issuable upon conversion of the Commitment Amount or the Renewed Commitment Amount, as applicable (each a "Registration Statement") is not filed by the 60th day following the date hereof or the 60th day following the exercise of the Company's option to renew the Commitment Amount, respectively, the Company will pay to the Purchaser liquidated damages in the amount of one percent (1%) of the Purchase Price of the Debentures to be purchased by Purchaser on the Initial Takedown Closing Date. If the Registration Statement is not declared effective by the Commission by the 120th day following the date of filing the applicable Registration Statement with the Commission (each a "Filing Date") (the "Required Effectiveness Date"), the Company shall pay to Purchaser, as liquidated damages and not as a penalty, an amount equal to two percent (2%) of the aggregate Purchase Price for the Debentures to be purchased by Purchaser on the Initial Takedown Closing Date, prorated, for each 30 day period the Registration Statement is not declared effective by the Commission, which percentage will be increased to three percent (3%) in the event that the Registration Statement is not declared effective by the Commission within 150 days of the applicable Filing Date. In addition, commencing 150 days following the applicable Filing Date, the Conversion Price of the Debentures will decrease by 1% for each 30-day period in which the Registration Statement is not declared effective. Additionally, the Company will grant to Purchaser first priority piggyback registration rights in the event the Company proposes to effect a registered offering of Common Stock or warrants or both prior to the filing of the Registration Statement referenced above.

          (c) Any such liquidated damages shall be paid in cash by the Company to Purchaser by wire transfer in immediately available funds on the last day of each calendar week following the event requiring its payment.

          (d) If, following the declaration of effectiveness of a Registration Statement, such registration statement (or any prospectus or supplemental prospectus contained therein) shall cease to be effective for any reason (including but not limited to the occurrence of any event that results in any prospectus or supplemental prospectus containing an untrue statement of a material fact or omitting a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading), the Company fails to file required amendments to such registration statement in order to allow the Purchaser to exercise its rights to receive unrestricted, unlegended, freely tradeable shares of Common Stock, or if for any reason there are insufficient shares of such shares of Common Stock registered under the then current registration statement to effect full conversion of the Debentures (a "Registration Default"), the Company shall immediately take all necessary steps to cause such registration statement to be amended or supplemented so as to cure such Registration Default. Failure to cure a Registration Default within five (5) business days shall result in the Company paying to Purchaser liquidated damages at the rate of $1,000 per day from the date of such Registration Default until the Registration Default is cured.

     Section 10.5.  Restriction on Issuance of Securities.  Except with respect
                    -------------------------------------
to equity securities issuable upon the exercise of or upon conversion of Derivative Securities outstanding on the date hereof, for a period of 90 days following the date the Commitment expires, is fully drawn upon or is terminated in full, the Company will not sell, or offer to sell, any securities (including credit facilities which are convertible into securities which may be issued at a discount to the then current Market Price) other than borrowings under conventional credit facilities existing as of the date hereof, stock issued or credit facilities to be established in connection with acquisitions and other types of business combinations, employee and director stock options of the Company, existing rights and warrants of the Company and securities issued under the Debentures. In addition, the Company shall not issue any securities in connection with a strategic alliance entered into by the Company unless such securities are the subject of a one year statutory or contractual hold period or, if not subject to such a hold period, unless the Purchaser has fully converted all outstanding Debentures. Notwithstanding the foregoing, the Company may enter into the following types of transactions (collectively referred to as "Permitted Financings"): (1) "permanent financing" transactions, which would include any form of debt or equity financing (other than an underwritten offering), which is followed by a reduction of the said financing commitment to zero and payment of all related fees and expenses; (2) "project financing" which provide for the issuance of recourse debt instruments in connection with the operation of the Company's business as presently conducted or as proposed to be conducted; (3) an underwritten offering of Common Stock, provided that all Conversion Shares issuable pursuant to this Agreement have been registered by the Company on the Registration Statement; and (4) other financing transactions specifically consented to in writing by the Purchaser.

                   ARTICLE XI   CONVERSION PRICE ADJUSTMENTS

     Section 11.1.  Debentures.  Except as set forth in Section 10.4(b), the
                    ----------
Conversion Price shall be adjusted as provided in the Certificate of Debenture attached hereto as Exhibit A.

     Section 11.2.  Warrants.  The exercise price of the Takedown Warrants shall
                    --------
be adjusted under the same circumstances and in the same manner as the Debentures pursuant to the terms and conditions set forth in the Certificate of Debenture attached as Exhibit A hereto.

                          ARTICLE XII   MISCELLANEOUS

     Section 12.1.  Notices.  All notices, demands and other communications to
                    -------
any party hereunder shall be in writing (including telecopier or similar writing) and shall be given to such party at its address set forth on the signature pages hereof, or such other address as such party may hereafter specify for the purpose to the other parties. Each such notice, demand or other communication shall be effective (i) if given by telecopy, when such telecopy is transmitted to the telecopy number specified on the signature page hereof, (ii) if given by mail, four days after such communication is deposited in the mail with first class postage prepaid, addressed as aforesaid or (iii) if given by any other means, when delivered at the address specified in or pursuant to this Section.

     Section 12.2.  No Waivers; Amendments.
                    ----------------------

          (a) No failure or delay on the part of any party in exercising any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy.

          (b) Any provision of this Agreement may be amended, supplemented or waived if, but only if, such amendment, supplement or waiver is in writing and is signed by the Company and the Majority Holders. In determining whether the holders of the requisite number of Debentures have concurred in any direction, consent, or waiver as provided in any Transaction Agreement, Debentures which are owned by the Company or, or by any Person Controlling, Controlled by, or under common Control with the Company, shall be disregarded and deemed not to be outstanding for the purpose of any such determination; and provided further that no such amendment, supplement or waiver which affects the rights of Purchaser and their affiliates otherwise than solely in their capacities as holders of Debentures shall be effective with respect to them without their prior written consent.

     Section 12.3.  Indemnification.
                    ---------------

          (a) The Company agrees to indemnify and hold harmless Purchaser, its Affiliates, and each Person, if any, who controls Purchaser, or any of its Affiliates, within the meaning of the Securities Act or the Exchange Act (each, a "Controlling Person"), and the respective partners, agents, employees, officers and Directors of Purchaser, their Affiliates and any such Controlling Person (each an "Indemnified Party") and collectively, the "Indemnified Parties"), from and against any and all losses, claims, damages, liabilities and expenses (including, without limitation and as incurred, reasonable costs of investigating, preparing or defending any such claim or action, whether or not such Indemnified Party is a party thereto, provided that the Company shall not be obligated to advance such costs to any Indemnified Party other than Purchaser unless it has received from such Indemnified Party an undertaking to repay to the Company the costs so advanced if it should be determined by final judgment of a court of competent jurisdiction that such Indemnified Party was not entitled to indemnification hereunder with respect to such costs) which may be incurred by such Indemnified Party in connection with any investigative, administrative or judicial proceeding brought or threatened that relates to or arises out of, or is in connection with any activities contemplated by any Transaction Agreement; provided that the Company will not be responsible for any claims, liabilities, losses, damages or expenses that result from such Indemnified Party's negligence, willful misconduct or bad faith or that arise in connection information provided to the Company by such Indemnified Party for inclusion in the registration statement prepared for the Registrable Securities.

          (b) If any action shall be brought against an Indemnified Party with respect to which indemnity may be sought against the Company under this Agreement, such Indemnified Party shall promptly notify the Company in writing and the Company, at its option, may, assume the defense thereof, including the employment of counsel reasonably satisfactory to such Indemnified Party and payment of all reasonable fees and expenses. The failure to so notify the Company shall not affect any obligations the Company may have to such Indemnified Party under this Agreement or otherwise unless the Company is materially adversely affected by such failure. Such Indemnified Party shall have the right to employ separate counsel in such action and participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party, unless (i) the Company has failed to assume the defense and employ counsel or (ii) the named parties to any such action (including any impleaded parties) include such Indemnified Party and the Company, and such Indemnified Party shall have been advised by counsel that there may be one or more legal defenses available to it which are different from or additional to those available to the Company, in which case, if such Indemnified Party notifies the Company in writing that it elects to employ separate counsel at the expense of the Company, the Company shall not have the right to assume the defense of such action or proceeding on behalf of such Indemnified Party, provided, however, that the Company shall not, in connection with any one such action or proceeding or separate but substantially similar or related actions or proceedings in the same jurisdiction arising out of the same general allegations or circumstances, be responsible hereunder for the reasonable fees and expenses of more than one such firm of separate counsel, in addition to any local counsel, which counsel shall be designated by Purchaser. The Company shall not be liable for any settlement of any such action effected without the written consent of the Company (which shall not be unreasonably withheld) and the Company agrees to indemnify and hold harmless each Indemnified Party from and against any loss or liability by reason of settlement of any action effected without the consent of such Indemnified Party. In addition, the Company will not, without the prior written consent of Purchaser, settle or compromise or consent to the entry of any judgment in or otherwise seek to terminate any pending or threatened action, claim, suit or proceeding in respect to which indemnification or contribution may be sought hereunder (whether or not any Indemnified Party is a party thereto) unless such settlement, compromise, consent or termination includes an express unconditional release of Purchaser and the other Indemnified Parties, satisfactory in form and substance to Purchaser, from all liability arising out of such action, claim, suit or proceeding.

          (c) If for any reason the foregoing indemnity is unavailable (otherwise than pursuant to the express terms of such indemnity) to an Indemnified Party or insufficient to hold an Indemnified Party harmless, then in lieu of indemnifying such Indemnified Party, the Company shall contribute to the amount paid or payable by such Indemnified Party as a result of such claims, liabilities, losses, damages, or expenses (i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and by Purchaser on the other from the transactions contemplated by this Agreement or (ii) if the allocation provided by clause (i) is not permitted under applicable law, in such proportion as is appropriate to reflect not only the relative benefits received by the Company on the one hand and Purchaser on the other, but also the relative fault of the Company and Purchaser as well as any other relevant equitable considerations. Notwithstanding the provisions of this Section 12.3, the aggregate contribution of all Indemnified Parties shall not exceed the Commitment Amount and the aggregate contribution of the Company shall not exceed the Commitment Amount. It is hereby further agreed that the relative benefits to the Company on the one hand and Purchaser on the other with respect to the transactions contemplated hereby shall be determined by reference to, among other things, whether any untrue or alleged untrue statement of material fact or the omission or alleged omission to state a material fact related to information supplied by the Company or by Purchaser and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

          (d) The indemnification, contribution and expense reimbursement obligations set forth in this Section 12.3 (i) shall be in addition to any liability the Company may have to any Indemnified Party at common law or otherwise; (ii) shall survive the termination of this Agreement and the other Transaction Agreements and the payment in full of the Debentures and (iii) shall remain operative and in full force and effect regardless of any investigation made by or on behalf of Purchaser or any other Indemnified Party.

     Section 12.4.  Expenses: Documentary Taxes.  The Company agrees to pay to
                    ---------------------------
Purchaser a fee of $7,500.00 (the "Expense Reimbursement Fee") in full satisfaction of all obligations of the Company to Purchaser and its agents in connection with the negotiation and preparation of the Transaction Agreements, relevant due diligence, and fees and disbursements of legal counsel. The Company further agrees to pay to Purchaser all reasonable and actual out of pocket expenses for legal fees and due diligence investigations incurred by the Purchaser in the event the Company terminates this Agreement prior to the Initial Takedown Closing Date.

     Section 12.5.  Payment. The Company agrees that, so long as Purchaser shall
                    -------
own any Debentures purchased by it from the Company hereunder, the Company will make payments to Purchaser of all amounts due hereunder by wire transfer by 4:00 P.M. (E.S.T.).

     Section 12.6.  Successors and Assigns.  This Agreement shall be binding
                    ----------------------
upon the Company and upon Purchaser and its respective successors and assigns; provided that the Company shall not assign or otherwise transfer its rights or obligations under this Agreement to any other Person without the prior written consent of the Majority Holders. All provisions hereunder purporting to give rights to Purchaser and its affiliates or to holders of Securities are for the express benefit of such Persons and their successors and assigns.

     Section 12.7.  Brokers. Other than the placement fee payable to IIG
                    -------
Capital, Inc. pursuant to Section 3.1 hereof, the Company represents and warrants that it has not employed any broker, finder, financial advisor or investment banker who would be entitled to any brokerage, finder's or other fee or commission payable by the Company or Purchaser in connection with the sale of the Securities.

     Section 12.8.  Missouri Law; Submission to Jurisdiction; Waiver of Jury
                    --------------------------------------------------------
Trial; Appointment of Agent.  THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE
---------------------------
WITH AND GOVERNED BY THE LAWS OF THE STATE OF MISSOURI. EACH PARTY HERETO HEREBY SUBMITS TO THE EXCLUSIVE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE EASTERN DISTRICT OF MISSOURI SITTING IN ST. LOUIS, MISSOURI FOR PURPOSES OF ALL LEGAL PROCEEDINGS ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY. EACH PARTY HERETO IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF THE VENUE OF ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT AND ANY CLAIM THAT ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. EACH PARTY TO THIS AGREEMENT IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS IN ANY SUCH PROCEEDING BY THE MAILING OF COPIES THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, TO SUCH PARTY AT ITS ADDRESS SET FORTH HEREIN. NOTHING HEREIN SHALL AFFECT THE RIGHT OF ANY PARTY TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW. EACH PARTY WAIVES ITS RIGHT TO A TRIAL BY JURY.

     Section 12.9.  Entire Agreement.  This Agreement, the Exhibits or Schedules
                    ----------------
hereto, which include, but are not limited to the Certificates of Debenture and the Registration Rights Agreement, set forth the entire agreement and understanding of the parties relating to the subject matter hereof and supercedes all prior and contemporaneous agreements, negotiations and understandings between the parties, both oral and written relating to the subject matter hereof. The terms and conditions of all Exhibits and Schedules to this Agreement are incorporated herein by this reference and shall constitute part of this Agreement as is fully set forth herein.

     Section 12.10. Survival; Severability.  The representations, warranties,
                    ----------------------
covenants and agreements of the parties hereto shall survive the Closing hereunder. In the event that any provision of this Agreement becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Agreement shall continue in full force and effect without said provision; provided that such severability shall be ineffective if it materially changes the economic benefit of this Agreement to any party.

     Section 12.11. Title and Subtitles.  The titles and subtitles used in this
                    -------------------
Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

     Section 12.12. Reporting Entity for the Common Stock. The reporting entity
                    -------------------------------------
relied upon for the determination of the trading price or trading volume of the Common Stock on any given Trading Day for the purposes of this Agreement and all Exhibits shall be Bloomberg, L.P. or any successor thereto. The written mutual consent of the Purchaser and the Company shall be required to employ any other reporting entity.

     Section 12.13. Publicity.  The Company and the Purchaser shall consult with
                    ---------
each other in issuing any press releases or otherwise making public statements with respect to the transactions contemplated hereby and no party shall issue any such press release or otherwise make any such public statement without the prior written consent of the other parties, which consent shall not be unreasonably withheld or delayed, except that no prior consent shall be required if such disclosure is required by law, in which such case the disclosing party shall provide the other parties with prior notice of such public statement. Notwithstanding the foregoing, the Company shall not publicly disclose the name of Purchaser without the prior written consent of Purchaser, except to the extent required by law or upon the advice of Counsel in compliance with the rules and regulations of the Commission, in which case the Company shall provide Purchaser with prior written notice of such public disclosure.

     Section 12.14. Powers and Remedies Cumulative.  No right or remedy herein
                    ------------------------------
conferred upon or reserved to Purchaser is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy. Every power and remedy given by the Debentures or by law may be exercised from time to time, and as often as shall be deemed expedient, by Purchaser.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers, as of the date first above written.


                              INTERNATIONAL FUEL TECHNOLOGY, INC.



                              By: /s/ William J. Lindenmayer
                                  --------------------------------------------
                              Name: William J. Lindenmayer
                              Title: President
                              Address: 7777 Bonhomme, Suite 1920
                                       St. Louis, Missouri 63105
                              Fax:  (314) 863-6900
                              Tel.: (314) 727-3333



                              IIG EQUITY OPPORTUNITIES FUND LTD.


                              By: /s/ George Sandhu
                                  --------------------------------------------
                              Name:  George Sandhu
                              Title: Portfolio Manager
                              Address: c/o The International Investment Group
                                       17/th/ State Street, 18/th/ Floor
                                       New York, NY 10004

                              Fax:  (212) 785-0026
                              Tel.: (212) 806-5100

                                   EXHIBIT A
                                   ---------

                            6% CONVERTIBLE DEBENTURE

  NEITHER THESE SECURITIES NOR THE SECURITIES ISSUABLE UPON CONVERSION HEREOF HAVE BEEN REGISTERED WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE OR UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"). THE SECURITIES ARE RESTRICTED AND MAY NOT BE OFFERED, RESOLD, PLEDGED OR TRANSFERRED EXCEPT AS PERMITTED UNDER THE ACT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT OR AN EXEMPTION FROM SUCH REGISTRATION REQUIREMENTS.


No. 1

                        $_____________ Principal Amount

                      International Fuel Technology, Inc.

                 6% CONVERTIBLE DEBENTURE DUE DECEMBER 31, 2003


     THIS DEBENTURE is issued by INTERNATIONAL FUEL TECHNOLOGY, INC., a Nevada corporation (the "Company"), and is part of an issue of an aggregate of up to $3,000,000 principal amount of 6% Convertible Debentures due December 31, 2003 (the "Convertible Debentures").

     FOR VALUE RECEIVED, the Company promises to pay to IIG EQUITY OPPORTUNITIES FUND LTD., or permitted assigns (the "Holder"), the principal sum of ____________________ and 00/100 (US $_______________) Dollars on December 31,
2003 (the "Maturity Date") and to pay interest on the principal sum outstanding from time to time at the rate of 6% per annum accruing from the date of initial issuance. Accrual of interest shall commence on the first business day to occur after the date of initial issuance and continue daily on the basis of a 360 day year until payment in full of the principal sum has been made or duly provided for. If the Maturity Date is not a business day in the State of Missouri, then such payment shall be made on the next succeeding business day. Subject to the provisions of Section 4 below, principal and accrued interest on this Debenture are payable in cash on the Maturity Date, at the address last appearing on the Debenture Register of the Company as designated in writing by the Holder from time to time. The Company will pay the principal of and any accrued but unpaid interest due upon this Debenture on the Maturity Date, less any amounts required by law to be deducted, to the registered holder of this Debenture as of the tenth day prior to the Maturity Date and addressed to such holder at the last address appearing on the Debenture register maintained by the Company (the "Debenture Register"). The forwarding of such check shall constitute a payment of principal and interest hereunder and shall satisfy and discharge the liability for principal and interest on this Debenture to the extent of the sum represented by such check, plus any amounts so deducted.

     This Debenture is subject to the following additional provisions:

     1. Withholding and Issuance Taxes. The Company shall be entitled to withhold from all payments of principal of, and interest on, this Debenture any amounts required to be withheld under the applicable provisions of the United States income tax laws or other applicable laws at the time of such payments, and Holder shall execute and deliver all required documentation in connection therewith. The issuance of certificates for shares of common stock, no par value (the "Common Stock"), of the Company upon conversion of this Debenture shall be made without charge to the Holder for any United States issuance tax in respect thereof, provided that the Company shall not be required to pay any tax that may be payable in respect of any transfer involved in the issuance and delivery of any certificate in a name other than that of the Holder of this Debenture.

     2. Transfer of Debenture. This Debenture has been issued subject to investment representations of the original purchaser hereof and may be transferred or exchanged only in compliance with the Securities Act of 1933, as amended (the "Securities Act"), and other applicable state and foreign securities laws. The Holder shall deliver written notice to the Company of any proposed transfer of this Debenture. In the event of any proposed transfer of this Debenture, the Company may require, prior to issuance of a new Debenture in the name of such other person, that it receive reasonable transfer documentation including legal opinions that the issuance of the Debenture in such other name does not and will not cause a violation of the Securities Act or any applicable state or foreign securities laws. Prior to due presentment for transfer of this Debenture, the Company and any agent of the Company may treat the person in whose name this Debenture is duly registered on the Company's Debenture Register as the owner hereof for the purpose of receiving payment as herein provided and for all other purposes, whether or not this Debenture be overdue, and neither the Company nor any such agent shall be affected by notice to the contrary. This Debenture has been executed and delivered pursuant to the Securities Purchase Agreement dated as of January __, 2001 between the Company and the original Holder (the "Purchase Agreement"), and is subject to the terms and conditions of the Purchase Agreement, which are, by this reference, incorporated herein and made a part hereof. Capitalized terms used and not otherwise defined herein shall have the meanings set forth for such terms in the Purchase Agreement.

     3. Conversion. The Holder of this Debenture is entitled, at its option, to convert, at any time after the initial issuance of the Convertible Debentures, the Principal Amount of this Debenture or any portion thereof, together with accrued and unpaid interest on such Principal Amount, into shares of Common Stock as follows:

     (a)  Right to Convert.

          (i)    Subject to the terms, conditions, and restrictions of this
Section 3, at any time after the initial issuance of the Convertible Debentures, the Holder of this Debenture shall have the right to convert all or any portion of the Principal Amount of this Debenture, together with the accrued and unpaid interest on such Principal Amount so converted, into that number of fully-paid and nonassessable shares of Common Stock (rounded to the nearest whole share in accordance with Subsection 3(e)), at the Conversion Rate (as defined below).

          (ii) Anything in Subsection 3(a)(i) to the contrary notwithstanding, in no event shall any Holder be entitled to convert all or any portion of the Principal Amount of this Debenture in excess of that amount of the Principal Amount of this Debenture that, upon giving effect to such conversion, would cause the aggregate number of shares of Common Stock beneficially owned by the Holder and its "affiliates" (as defined in Rule 405 under the Securities Act) to exceed 4.99% of the outstanding shares of the Common Stock following such conversion. For purposes of this Subsection, the aggregate number of shares of Common Stock beneficially owned by the Holder and its affiliates shall include the number of shares of Common Stock issuable upon conversion of this Debenture with respect to which the determination is being made, but shall exclude the number of shares of Common Stock that would be issuable upon (i) conversion of the remaining, nonconverted portion of the Principal Amount of this Debenture beneficially owned by the Holder and its affiliates and (ii) exercise or conversion of the unexercised or unconverted portion of any other securities of the Company (including, without limitation, any warrants or convertible preferred stock) subject to a limitation on conversion or exercise analogous to the limitation contained herein beneficially owned by the Holder and its affiliates. Except as set forth in the preceding sentence, for purposes of this Subsection 3(a)(ii), beneficial ownership shall be calculated in accordance with
Section 13(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). For purposes of this Subsection, in determining the number of outstanding shares of Common Stock, a Holder may rely on the number of outstanding shares of Common Stock as reflected in (1) the Company's most recent Form 10-Q or Form 10-K, as the case may be, (2) a more recent public announcement by the Company or
(3) any other notice by the Company or its transfer agent setting forth the number of shares of Common Stock outstanding. For any reason at any time, upon the written or oral request of a Holder, the Company shall promptly confirm orally and in writing to any such Holder the number of shares of Common Stock then outstanding. In any case, the number of outstanding shares Common Stock shall be determined after giving effect to conversions of this Debenture by such Holder since the date as of which such number of outstanding shares of Common Stock was reported. To the extent that the limitation contained in this Subsection 3(a)(ii) applies, the determination of whether such portion of this Debenture is convertible (in relation to other securities owned by a Holder) and of what portion of this Debenture is convertible shall be in the sole discretion of such Holder, and (subject to the restriction set forth below) the submission of this Debenture for conversion shall be deemed to be such Holder's determination of whether such portion of this Debenture is convertible (in relation to other securities owned by such Holder) and of what portion of this Debenture is convertible, in each case subject to such aggregate percentage limitation, and the Company shall have no obligation or right to verify or confirm the accuracy of such determination. Nothing contained herein shall be deemed to restrict the right of a Holder to convert such portion of this Debenture at such time as such conversion will not violate the provisions of this Subsection. A Holder of this Debenture may waive the provisions of this Subsection 3(a)(ii) as to itself (and solely as to itself) upon not less than 75 days' prior notice to the Company, and the provisions of this Subsection 3(a)(ii) shall continue to apply until such 75/th/ day (or such later date as may be specified in such notice of waiver). No conversion in violation of this Subsection 3(a)(ii), but otherwise in accordance with this Debenture, shall affect the status of the Common Stock issued upon such conversion as validly issued, fully-paid and nonassessable. Subsection 3(g) below sets forth additional limitations on the Company's obligation to issue shares of Common Stock upon conversion of this Debenture.

     (b) Conversion Rate and Other Definitions. The number of shares of Common Stock issuable upon conversion of all or any portion of the Principal Amount of this Debenture pursuant to Subsection (3)(a) shall be determined according to the following formula (the "Conversion Rate"):

               Conversion Amount
               -----------------

               Conversion Price

     For purposes of this Debenture, the following terms shall have the following meanings:

     "Change of Control" means:

          (i) The acquisition by any Person (as defined below) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 40% or more of either (x) the then outstanding shares of Common Stock of the Company (the "Outstanding Company Common Stock") or (y) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities"); provided, however, that for purposes of this subsection (i), the following acquisitions of stock shall not result in a Change of Control: (A) any acquisition directly from the Company, (B) any acquisition by the Company,
(C) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company or (D) any acquisition by any corporation pursuant to a transaction that complies with clauses (A), (B), and
(C) of subsection (iii) of this definition; or

     (ii) Individuals who, as of the date hereof, constitute the Board (the "Incumbent Board") cease for any reason to constitute at least a majority of the Incumbent Board; provided, however, that any individual becoming a director subsequent to the date hereof whose election, or nomination for election, by the Company's shareholders was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Incumbent Board; or

     (iii) Consummation of a reorganization, merger, or consolidation or sale or other disposition of all or substantially all of the assets of the Company (a "Business Combination"), in each case, unless following such Business Combination, (A) all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 50% of, respectively, the outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Business Combination, including, without limitation, a corporation that as a result of such transaction owns the Company or all or substantially all of the Company's assets either directly or through one or more subsidiaries (any such corporation being referred to herein as a "Resulting Company"), in substantially the same proportions as their ownership of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be, immediately prior to such Business Combination, (B) no Person (excluding any employee benefit plan (or related trust) of the Company or a Resulting Company) beneficially owns, directly or indirectly, 40% or more of, respectively, the outstanding shares of common stock of the Resulting Company or the combined voting power of the then outstanding voting securities of such Resulting Company except to the extent that such ownership existed prior to the Business Combination, and (C) at least a majority of the members of the board of directors of the Resulting Company were members of the Incumbent Board (or were approved by at least a majority of the Incumbent Board) at the time of the execution of the initial agreement, or of the action of the Board, providing for such Business Combination; or

     (iv) Approval by the stockholders of the Company of a complete liquidation or dissolution of the Corporation.

     "Closing Bid Price" or "Closing Ask Price" means, for any security as of any date, the last closing bid or ask price, as the case may be, for such security on the Principal Market (as defined below) as reported by Bloomberg L.P. ("Bloomberg"), or, if the Principal Market is not the principal securities exchange or trading market for such security, the last closing bid or ask price of such security on the principal securities exchange or trading market where such security is listed or traded as reported by Bloomberg, or if the foregoing do not apply, the last closing bid or ask price of such security in the over-the-counter market on the electronic bulletin board for such security as reported by Bloomberg, or, if no closing bid or ask price is reported for such security by Bloomberg, the last closing trade price of such security as reported by Bloomberg, or, if no last closing trade price is reported for such security by Bloomberg, the last bid or ask price of any market makers for such security as reported in the "pink sheets" by the National Quotation Bureau, Inc. If the Closing Bid Price or Closing Ask Price cannot be calculated for such security on such date on any of the foregoing bases, the Closing Bid Price or Closing Ask Price of such security on such date shall be the fair market value as mutually determined by the

Company and the holders of a majority of the currently outstanding Principal Amount of all Convertible Debentures. If the Company and the Holders of the Convertible Debentures are unable to agree upon the fair market value of the Common Stock, then such dispute shall be resolved pursuant to Subsection 3 (h). (All such determinations are to be appropriately adjusted for any stock dividend, stock split or other similar transaction during such period).

     "Conversion Amount" means the principal amount of this Debenture being converted by such Holder, together with accrued but unpaid interest on such principal amount.

     "Conversion Price" means, as of any Conversion Date or other date of determination, 80% of the Market Price, but in no event more than 110% of the average of the three lowest Closing Bid Prices of the Common Stock on the Principal Market as reported by Bloomberg for the ten Trading Days immediately preceding the Closing Date (the "Maximum Conversion Price").

     "Market Price" means the average of the three lowest Closing Bid Prices of the Common Stock on the Principal Market as reported by Bloomberg for the twenty Trading Days immediately preceding the date of determination.

     "Principal Market" means the American Stock Exchange, the New York Stock Exchange, the NASDAQ National Market, the NASDAQ SmallCap Market, or the NASD Over-The-Counter Bulletin Board, whichever is at the time the principal trading exchange or market for the Common Stock, based upon share volume.

     "Registration Rights Agreement" means that certain Registration Rights Agreement among the Company and the initial holders of the Convertible Debentures concerning the registration of the resale of the shares of Common Stock issuable upon conversion of the Convertible Debentures.

     "Trading Day" means any day during which the Principal Market shall be open for business.

     (c) Conversion Notice. The Holder of this Debenture may exercise its conversion right by giving a written conversion notice in the form of Exhibit A hereto (the "Conversion Notice") to the Company's transfer agent for its Common Stock, as designated by the Company from time to time (the "Transfer Agent"),
(x) by facsimile or (y) by registered mail or overnight delivery service, with a copy by facsimile to the Company and the Company's outside counsel as specified from time to time by written notice to the holders of the Convertible Debentures. Upon receipt of a conversion notice from the Holder, the Company shall make a notation on the Debenture Register as to the remaining outstanding principal amount of the Debentures registered in the name of the Holder which shall be conclusive and binding upon the Holder. Promptly, but in no event more than five (5) Trading Days after the receipt of a Conversion Notice converting the entire unpaid Principal Amount of this Debenture, the Holder of this Debenture shall surrender this Debenture to the Company (or such other office or agency of the Company as the Company may designate by notice in writing to the holders of the Convertible Debentures).

     (d)  Issuance of Certificates; Time Conversion Effected.

          (i) Promptly, but in no event more than three (3) Trading Days after the receipt of the Conversion Notice referred to in Subsection 3(c), the Transfer Agent shall issue and deliver, or the Company shall cause to be issued and delivered, to the Holder, registered in such name or names as the Holder may direct, a certificate or certificates for the number of whole shares of Common Stock into which this Debenture has been converted. In the alternative, if the Transfer Agent is a participant in the electronic book transfer program, the Transfer Agent shall credit such aggregate number of shares of Common Stock to which the Holder shall be entitled to the Holder's or its designee's balance account with

The Depository Trust Company. Such conversion shall be deemed to have been effected, and the Conversion Date shall be deemed to have occurred, on the date on which such Conversion Notice shall have been received by the Transfer Agent. The rights of the Holder of this Debenture shall cease, and the person or persons in whose name or names any certificate or certificates for shares of Common Stock shall be issuable upon such conversion shall be deemed to have become the Holder or Holders of record of the shares represented thereby, on the Conversion Date. Issuance of shares of Common Stock issuable upon conversion that are requested to be registered in a name other than that of the registered Holder shall be subject to compliance with all applicable federal and state securities laws.

     (ii) The Company understands that a delay in the issuance of the shares of Common Stock beyond three (3) Trading Days after the Conversion Date could result in economic loss to the Holder of this Debenture. As compensation to the Holder for such loss, the Company agrees to pay late payments to the Holder for late issuance of shares of Common Stock upon conversion in accordance with the following schedule (where "No. Trading Days Late" means the number of Trading Days after three (3) Trading Days from the date of receipt by the Transfer Agent of the Conversion Notice to and including the date of the Holder's or its designees' receipt of such shares):


No. Trading Days Late                                      Late Payment For Each
                                                  $5,000 of Conversion Amount of
                                                Principal Amount Being Converted
-----------------------------------------    -----------------------------------
1                                                                 $  100
2                                                                 $  200
3                                                                 $  300
4                                                                 $  400
5                                                                 $  500
6                                                                 $  600
7                                                                 $  700
8                                                                 $  800
9                                                                 $  900
10                                                                $1,000
*10                                           $1,000 + $200 for each Trading Day
                                                      late after 10 Trading Days

* more than

The Company shall make all payments due under this Subsection 3(d)(ii) in immediately available funds upon demand. Nothing herein shall limit the Holder's right to pursue injunctive relief and/or actual damages for the Company's failure to issue and deliver (or to cause its Transfer Agent to issue and deliver) Common Stock to the Holder as required by Subsection 3(d)(i), including, without limitation, the Holder's actual losses occasioned by any "buy-in" of Common Stock necessitated by such late delivery. Furthermore, in addition to any other remedies that may be available to the Holder, if the Company fails for any reason to effect delivery of such shares of Common Stock within five (5) Trading Days after the Conversion Date, the Holder will be entitled to revoke the relevant Conversion Notice by delivering a notice to such effect to the Transfer Agent, with a copy by facsimile to the Company and the Company's outside counsel. Upon delivery of such notice of revocation, the Company and the Holder shall each be restored to their respective positions immediately prior to delivery of such Conversion Notice, except that the Holder shall retain the right to receive both the late payment amounts set forth above plus the actual cost of any "buy-in."

     (iii) If, at any time, (a) the Company challenges, disputes or denies the right of the Holder to effect the conversion of this Debenture into Common Stock or otherwise dishonors or rejects, or causes the Transfer Agent to dishonor or reject, any Conversion Notice properly delivered in accordance with this Section 3 or (b) any third party who is not and has never been an affiliate of the Holder obtains a judgment or order from any court or public or governmental authority that denies, enjoins, limits, modifies, or delays the right of the Holder to effect the conversion of this Debenture into Common Stock, then the Holder shall have the right, by written notice to the Company, to require the Company to promptly redeem this Debenture in accordance with
Section 4. Under any of the circumstances set forth above, the Company shall indemnify the Holder against and hold it harmless from, and be responsible for the payment of, all costs and expenses of the Holder, including its reasonable legal fees and expenses, as and when incurred in disputing any such action or pursuing its rights hereunder (in addition to any other rights of the Holder), unless the Company or third party prevails. The Company shall not refuse to honor, or cause the Transfer Agent to refuse to honor, any Conversion Notice unless the Company or the Transfer Agent, as the case may be, has actually been enjoined by a court of competent jurisdiction from doing so and, if so enjoined, the Company shall post with such court a performance bond equal to 135% of the Conversion Amount of this Debenture sought to be converted by the Holder that is the subject of such injunction.

     (iv) The Holder of this Debenture shall be entitled to exercise its conversion privilege notwithstanding the commencement of any case under 11 U.S.C. (S) 101 et seq. (the "Bankruptcy Code"). The Company hereby waives to the fullest extent permitted any rights to relief it may have under 11 U.S.C.
(S) 362 in respect of the Holder's conversion privilege, if the Company becomes a debtor under the Bankruptcy Code. The Company agrees to take or consent to any and all action necessary to effectuate relief under 11 U.S.C. (S) 362 without cost or expense to the Holder.

     (e) Fractional Shares. The Company shall not, nor shall it cause the Transfer Agent to, issue any fraction of a share of Common Stock upon any conversion. All shares of Common Stock (including fractions thereof) issuable upon conversion of this Debenture by the Holder shall be aggregated for purposes of determining whether the conversion would result in the issuance of a fraction of a share of Common Stock. If, after such aggregation, the issuance would result in the issuance of a fraction of a share of Common Stock, the Company shall cause the Transfer Agent to issue one whole share of Common Stock in respect of such fraction of a share of Common Stock.

     (f) Adjustment to Conversion Price; Dilution and Other Events. In order to prevent dilution of the rights granted under this Debenture, the Conversion Price will be subject to adjustment from time to time as provided in this Subsection 3(f).

          (i) Adjustment of Conversion Price upon Issuance of Common Stock. If the Company issues or sells, or is deemed to have issued or sold, any shares of Common Stock (other than Conversion Shares (as defined in the Purchase Agreement) and shares of Common Stock deemed to have been issued by the Company in connection with Approved Issuances (as defined below)) for a consideration per share (the "Applicable Price") less than the Conversion Price as in effect immediately prior to such time (an "Offering"), then immediately after such issue or sale, the Conversion Price shall be reduced to an amount equal to (X) the sum of (A) the product of the Conversion Price in effect immediately prior to such issue or sale and the number of shares of Common Stock Deemed Outstanding (as defined below) immediately prior to such issue or sale, and (B) the consideration, if any, received by the Company upon such issue or sale divided by (Y) the number of shares of Common Stock Deemed Outstanding immediately after such issuance or sale. For purposes of determining the adjusted Maximum Conversion Price under this Subsection 3(f)(i), the following shall be applicable:

     (A) Issuance of Options. If the Company in any manner grants any rights or options to subscribe for or to purchase Common Stock (other than in connection with an Approved Issuance or upon conversion of this Debenture) or any stock or other securities convertible into or exchangeable for Common Stock (such rights or options being herein called "Options" and such convertible or exchangeable stock or securities being herein called "Convertible Securities") and the price per share for which Common Stock is issuable upon the exercise of such Options or upon conversion or exchange of such Convertible Securities is less than the Applicable Price, then the total maximum number of shares of Common Stock issuable upon the exercise of such Options or upon conversion or exchange of the total maximum amount of such Convertible Securities issuable upon the exercise of such Options shall be deemed to be outstanding and to have been issued and sold by the Company for such price per share. Notwithstanding anything to the contrary in the foregoing, upon the expiration or other termination of such Options if any thereof shall not have been exercised or upon the expiration or termination of the right to convert or exchange such Convertible Securities, the number of shares of Common Stock deemed to be issued and outstanding pursuant to this Subsection 3(f)(i)A) shall be reduced by such number of shares of Common Stock as to which Options shall have expired or terminated unexercised or as to which the conversion or exchange rights of Convertible Securities shall have expired or terminated unexercised, and such number of share of Common Stock shall no longer be deemed to be issued and outstanding, and the Maximum Conversion Price then in effect shall forthwith be readjusted and thereafter be the price which it would have been had adjustment been made on the basis of the issuance only of shares of Common Stock actually issued or issuable upon the exercise of those Options as to which the exercise rights shall not have expired or terminated unexercised or upon conversion or exercise of those Convertible Securities as to which the conversion or exchange rights shall not have expired or terminated unexercised. For purposes of this Subsection 3(f)(i)(A), the "price per share for which Common Stock is issuable upon exercise of such Options or upon conversion or exchange of such Convertible Securities" is determined by dividing (I) the total amount, if any, received or receivable by the Company as consideration for the granting of such Options, plus the minimum aggregate amount of additional consideration payable to the Company upon the exercise of all such Options, plus in the case of such Options which relate to Convertible Securities, the minimum aggregate amount of additional consideration, if any, payable to the Company upon the issuance or sale of such Convertible Securities and the conversion or exchange thereof, by
(II) the total maximum number of shares of Common Stock issuable upon exercise of such Options or upon the conversion or exchange of all such Convertible Securities issuable upon the exercise of such Options. No adjustment of the Maximum Conversion Price shall be made upon the actual issuance of such Common Stock or of such Convertible Securities upon the exercise of such Options or upon the actual issuance of such Common Stock upon conversion or exchange of such Convertible Securities. Notwithstanding the foregoing, no adjustment shall be made pursuant to this Subsection 3(f)(i)(A) to the extent that such adjustment is based solely on the fact that the Convertible Securities issuable upon exercise of such Option are convertible into or exchangeable for Common Stock at a price that varies with the market price of the Common Stock.

     (B) Issuance of Convertible Securities. If the Company in any manner issues or sells any Convertible Securities and the price per share for which Common Stock is issuable upon such conversion or exchange is less than the Applicable Price, then the maximum number of shares of Common Stock issuable upon conversion or exchange of such Convertible Securities shall be deemed to be outstanding and to have been issued and sold by the Company for such price per share. Notwithstanding anything to the contrary in the foregoing, upon the expiration or other termination of the right to convert or exchange such Convertible Securities (whether by reason of redemption or otherwise), the number of shares of Common Stock deemed to be issued and outstanding pursuant to this Subsection 3(f)(i)(B) shall be reduced by such number of shares of Common Stock as to which the conversion or exchange rights shall have expired or terminated unexercised, and such number of shares of Common Stock shall no longer be deemed to be issued and outstanding, and the Maximum Conversion Price then in effect shall forthwith be readjusted and thereafter be the price which it would have been had adjustment been made on the basis of the issuance only of the shares of Common Stock actually issued or issuable upon the conversion or exchange of those Convertible Securities as to which the conversion or exchange rights shall not have expired or terminated unexercised. No adjustment will be made pursuant to this Subsection 3(f)(i)(B) upon the issuance by the Company of any Convertible Securities pursuant to the exercise of any Option therefor, to the extent that adjustments in respect of such Options were previously made pursuant to the provisions of Subsection 3(f)(i)(A). For the purposes of this Subsection 3(f)(i)(B), the "price per share for which Common Stock is issuable upon such conversion or exchange" is determined by dividing (I) the total amount received or receivable by the Company as consideration for the issue or sale of such Convertible Securities, plus the minimum aggregate amount of additional consideration, if any, payable to the Company upon the conversion or exchange thereof, by (II) the total maximum number of shares of Common Stock issuable upon the conversion or exchange of all such Convertible Securities. No adjustment of the Maximum Conversion Price shall be made upon the actual issue of such Common Stock upon conversion or exchange of such Convertible Securities, and if any such issue or sale of such Convertible Securities is made upon exercise of any Options for which adjustment of the Maximum Conversion Price had been or are to be made pursuant to other provisions of this Subsection 3(f)(i), no further adjustment of the Maximum Conversion Price shall be made by reason of such issue or sale. Notwithstanding the foregoing, no adjustment shall be made pursuant to this Subsection 3(f)(i)(B) to the extent that such adjustment is based solely on the fact that such Convertible Securities are convertible into or exchangeable for Common Stock at a price that varies with the market price of the Common Stock.

     (C) Change in Option Price or Rate of Conversion. If the purchase price provided for in any Options, the additional consideration, if any, payable upon the issue, conversion or exchange of any Convertible Securities, or the rate at which any Convertible Securities are convertible into or exchangeable for Common Stock change at any time, the Maximum Conversion Price in effect at the time of such change shall be readjusted to the Maximum Conversion Price that would have been in effect at such time had such Options or Convertible Securities still outstanding provided for such changed purchase price, additional consideration or changed conversion rate, as the case may be, at the time initially granted, issued or sold; provided that no adjustment shall be made if such adjustment would result in an increase of the Maximum Conversion Price then in effect.

     (D) Certain Definitions. For purposes of determining the adjusted Maximum Conversion Price under this Subsection 3(f)(i), the following terms have meanings set forth below:

               (I) "Approved Issuances" shall mean (i) the issuance of securities upon exercise or conversion of the Company's options, warrants or other convertible securities outstanding as of the date hereof, (ii) the grant of additional options or warrants, or the issuance of additional securities, under any Company stock option plan, restricted stock plan, stock purchase plan or other plan or written compensation contract for the benefit of the Company's employees, directors or consultants in effect on the date hereof or any similar compensatory plans adopted after the date hereof approved by stockholders of the Company which provide for stock awards or stock options at not less than fair market value on the date of award or grant in respect of not more than an aggregate of 500,000 shares of Common Stock, or (iii) the issuance of securities to a bona fide strategic investor of the Company who is engaged in a business related or complementary to that of the Company and which is not a public or private investment company or other financial institution or an investment advisor or manager.

               (II) "Common Stock Deemed Outstanding" means, at any given time, the number of shares of Common Stock actually outstanding at such time, plus the number of shares of Common Stock deemed to be outstanding pursuant to Sections 3(f)(i)(A) and 3(f)(i)(B) hereof regardless of whether the Options or Convertible Securities are actually exercisable at such time, but excluding any shares of Common Stock issuable upon conversion of the Convertible Debentures.

     (E) Effect of Certain Events on Maximum Conversion Price. For purposes of determining the adjusted Maximum Conversion Price under this Section 3(f), the following shall be applicable:

               (I) Calculation of Consideration Received. If any Common Stock, Options or Convertible Securities are issued or sold or deemed to have been issued or sold for cash, the consideration received therefore will be deemed to be the amount received by the Company therefore, before deduction of reasonable commissions, underwriting discounts or allowances or other reasonable expenses paid or incurred by the Company in connection with such issuance or sale. In case any Common Stock, Options or Convertible Securities are issued or sold for a consideration other than cash, the amount of the consideration other than cash received by the Company will be the fair value of such consideration, except where such consideration consists of securities, in which case the amount of consideration received by the Company will be the arithmetic average of the Closing Bid Prices of such security for the five consecutive Trading Days immediately preceding the date of the agreement. In case any Common Stock, Options or Convertible Securities are issued to the owners of the non-surviving entity in connection with any merger in which the Company is the surviving entity the amount of consideration therefor will be deemed to be the fair value of the assets and business of the non-surviving entity as is attributable to such Common Stock, Options or Convertible Securities, as the case may be. The fair value of any consideration other than cash or securities will be determined by the Company's board of directors in good faith. If the holders constituting more than 50% of the principal amount of the Convertible Debentures then outstanding disagree with such determination they may, within ten (10) days after the occurrence of an event requiring valuation (the "Valuation Event"), have the fair value of such consideration determined within forty-eight (48) hours of the tenth (10th) day following the Valuation Event by an independent, reputable appraiser selected by the Company. The determination of such appraiser shall be deemed binding upon all parties absent manifest error. In the event that such appraisal does not result in a value that is at least 5% greater than that assigned by the Board, the holders requesting such appraisal shall pay the costs thereof.

               (II) Integrated Transactions. In case any Option is issued in connection with the issue or sale of other securities of the Company, together comprising one integrated transaction in which no specific consideration is allocated to such Options by the parties thereto, the Options will be deemed to have been issued for the consideration allocated by the parties for purposes of determining tax basis.

               (III) Treasury Shares. The number of shares of Common Stock outstanding at any given time does not include shares owned or held by or for the account of the Company, and the disposition of any shares so owned or held will be considered an issue or sale of Common Stock.

               (IV) Record Date. If the Company takes a record of the holders of Common Stock for the purpose of entitling them (1) to receive a dividend or other distribution payable in Common Stock, Options or Convertible Securities or
(2) to subscribe for or purchase Common Stock, Options or Convertible Securities, then such record date will be deemed to be the date of the issue or sale of the shares of Common Stock deemed to have been issued or sold upon the declaration of such dividend or the making of such other distribution or the date of the granting of such right of subscription or purchase, as the case may be.

          (ii) Adjustment of Maximum Conversion Price upon Subdivision or Combination of Common Stock. If the Company at any time subdivides (by any stock split, stock dividend, recapitalization or otherwise) one or more classes of its outstanding shares of Common Stock into a greater number of shares, the Maximum Conversion Price in effect immediately prior to such subdivision will be proportionately reduced. If the Company at any time combines (by combination, reverse stock split or otherwise) one or more classes of its outstanding shares of Common Stock into a smaller number of shares, the Maximum Conversion Price in effect immediately prior to such combination will be proportionately increased.

     (iii) Adjustment of Conversion Price upon Issuance of Convertible Securities. If the Company in any manner issues or sells Convertible Securities that are convertible into Common Stock at a price that varies with the market price of the Common Stock (the formulation for such variable price being herein referred to as, the "Variable Price") and such Variable Price is not calculated using the same formula used to calculate the Variable Conversion Price in effect immediately prior to the time of such issue or sale, the Company shall provide written notice thereof via facsimile and overnight courier to each holder of this Debenture ("Variable Notice") on the date of issuance of such Convertible Securities. If the Holder of this Debenture provides written notice via facsimile and overnight courier (the "Variable Price Election Notice") to the Company within five (5) business days of receiving a Variable Notice that the Holder desires to replace the Conversion Price then in effect with the Variable Price described in such Variable Notice, then from and after the date of the Company's receipt of the Variable Price Election Notice, the Conversion Price will automatically be replaced with the Variable Price (together with such modifications to this Debenture as may be required to give full effect to the substitution of the Variable Price for the Conversion Price). The Holder's delivery of a Variable Price Election Notice shall serve as the consent required to amend this Debenture. In the event that the Holder delivers a Conversion Notice at any time after the Company's issuance of Convertible Securities with a Variable Price but before the Holder's receipt of the Company's Variable Notice, then such holder shall have the option by written notice to the Company to rescind such Conversion Notice or to have the Conversion Price be equal to such Variable Price for the conversion effected by such Conversion Notice.

     (iv) Reorganization, Reclassification, Consolidation, Merger or Sale. Any recapitalization, reorganization, reclassification, consolidation, merger, sale of all or substantially all of the Company's assets to another Person (as defined below) or other transaction which is effected in such a way that holders of Common Stock are entitled to receive (either directly or upon subsequent liquidation) stock, securities or assets with respect to or in exchange for Common Stock is referred to herein as an "Organic Change." Prior to the consummation of any Organic Change, the Company will make appropriate provision (in form and substance reasonably satisfactory to the Holder) to insure that the Holder will thereafter have the right to acquire and receive in lieu of or in addition to (as the case may be) the shares of Common Stock otherwise acquirable and receivable upon the conversion of this Debenture, such shares of stock, securities or assets as would have been issued or payable in such Organic Change with respect to or in exchange for the number of shares of Common Stock that would have been acquirable and receivable had this Debenture been converted into shares of Common Stock immediately prior to such Organic Change (without taking into account any limitations or restrictions on the timing or amount of conversions). In any such case, the Company will make appropriate provision (in form and substance reasonably satisfactory to the Holder) with respect to the Holder's rights and interests to insure that the provisions of this Section 3(f) will thereafter be applicable to this Debenture (including, in the case of any such consolidation, merger or sale in which the successor entity or purchasing entity is other than the Company, an immediate adjustment of the Maximum Conversion Price in accordance with Subsection 3(f)(i) using the value for the Common Stock reflected by the terms of such consolidation, merger or sale, if the value so reflected is less than the Maximum Conversion Price in effect immediately prior to such consolidation, merger or sale). The Company will not effect any such consolidation, merger or sale, unless prior to the consummation thereof, the successor entity (if other than the Company) resulting from consolidation or merger or the entity purchasing such assets assumes, by written instrument (in form and substance reasonably satisfactory to the holders of a more than fifty percent (50%) of Principal Amount of the Convertible Debentures then outstanding), the obligation to deliver to each holder of Convertible Debentures such shares of stock, securities or assets as, in accordance with the foregoing provisions, such holder may be entitled to acquire. "Person" shall mean an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization and a government or any department or agency thereof.

          (v) Certain Events. If any event occurs of the type contemplated by the provisions of this Subsection 3(f) but not expressly provided for by such provisions (including, without limitation, the granting of stock appreciation rights, phantom stock rights or other rights with equity features), then the Company's Board of Directors will make an appropriate adjustment in the Conversion Price so as to protect the rights of the Holders this Debenture and the other holders of Convertible Debentures; provided, however, that no such adjustment will increase the Conversion Price as otherwise determined pursuant to this Section 3(f).

          (g) Limitation on Number of Conversion Shares. Notwithstanding any other provision herein, the Company shall not be obligated to issue any shares of Common Stock upon conversion of the Convertible Debentures if the issuance of such shares of Common Stock plus shares of Common Stock issued upon the exercise of the Warrants issued under the Securities Purchase Agreement would exceed 19.9% of the shares of Common Stock issued and outstanding on the date of the Purchase Agreement (the "Exchange Cap") without the Company's violating the corporate governance rules of the Principal Market, except that such limitation shall not apply in the event that the Company (i) obtains the approval of its stockholders as required by the corporate governance rules of the Principal Market for issuances of Common Stock, or (ii) obtains a written opinion from outside counsel to the Company that such approval is not required, which opinion shall be reasonably satisfactory to the holders of more than fifty percent (50%) of the Principal Amount of the Convertible Debentures then outstanding. Until such approval or written opinion is obtained or such action has been taken by the required number of holders, no purchaser of Convertible Debentures pursuant to the Purchase Agreement, collectively, (the "Investors" and, individually, an "Investor") shall be issued, upon conversion of Convertible Debentures, shares of Common Stock in an amount greater than the product of (x) the Exchange Cap amount multiplied by (y) a fraction, the numerator of which is the Principal Amount of Convertible Debentures purchased by such Investor pursuant to the Purchase Agreement and the denominator of which is the aggregate Principal Amount of all the Convertible Debentures purchased by the Investors pursuant to the Purchase Agreement (the "Cap Allocation Amount"). In the event that any Investor shall sell or otherwise transfer any of such Investor's Convertible Debentures, the transferee shall be allocated a pro rata portion of such Investor's Cap Allocation Amount. In the event that any holder of a Convertible Debenture shall convert all of such holder's Convertible Debenture into a number of shares of Common Stock that, in the aggregate, is less than such holder's Cap Allocation Amount, then the difference between such holder's Cap Allocation Amount and the number of shares of Common Stock actually issued to such holder shall be allocated to the respective Cap Allocation Amounts of the remaining holders of Convertible Debentures on a pro rata basis in proportion to the Principal Amount of Convertible Debentures then held by each such Holder.

          (h) Dispute Resolution. In the case of a dispute as to the determination of the Closing Ask Price or Closing Bid Price of any security or the arithmetic calculation of the Conversion Rate, the Company shall, or shall cause the Transfer Agent to, promptly issue to the Holder the number of shares of Common Stock that is not disputed and shall submit the disputed determinations or arithmetic calculations to the Holder via facsimile within one
(1) business day of receipt of the Holder's Conversion Notice. If the Holder and the Company are unable to agree upon the determination of such Closing Ask Price or Closing Bid Price, as the case may be, or the arithmetic calculation of the Conversion Rate within one (1) business day of such disputed determination or arithmetic calculation being submitted to the Holder, then the Company shall within one (1) business day following such date of delivery submit via facsimile
(A) the disputed determination of the Closing Ask Price or Closing Bid Price, as the case may be, to an independent, reputable investment bank or (B) the disputed arithmetic calculation of the Conversion Rate to its independent certified public accounting firm. The Company shall cause the investment bank or the accounting firm, as the case may be, to perform the determinations or calculations and notify the

Company and the Holder of the results no later than forty-eight (48) hours from the time it receives the disputed determinations or calculations. Such investment bank's or accounting firm's determination or calculation, as the case may be, shall be binding upon all parties absent manifest error.

     4.   Redemption.

          (a) Redemption at the Option of the Holder if Company Cannot Fully Convert or Holder Cannot Sell Without Restriction. If, (i) upon the Transfer Agent's receipt of a Conversion Notice, the Transfer Agent fails to issue shares of Common Stock as contemplated by Subsection 3(d)(i) or cannot issue shares of Common Stock registered for resale under the registration statement required to be filed under the Registration Rights Agreement with respect to the shares of Common Stock issuable upon conversion of this Debenture (the "Registration Statement") (or which are exempt from the registration requirements under the Securities Act pursuant to Rule 144(k) under the Securities Act) for any reason, including, without limitation, because the Company (x) does not have a sufficient number of shares of Common Stock authorized and available, (y) is otherwise prohibited by applicable law or by the rules or regulations of any stock exchange, interdealer quotation system or other self-regulatory organization with jurisdiction over the Company or its securities, including without limitation the Exchange Cap, from issuing all of the Common Stock that is to be issued to the Holder of this Debenture pursuant to a Conversion Notice or (z) fails to have a sufficient number of shares of Common Stock registered for resale under the Registration Statement, or (ii) a Registration Default (as defined in the Registration Rights Agreement) shall have occurred and be continuing, the Company shall have defaulted in the payment of any Funded Debt (as hereinafter defined) for a period in excess of any cure period thereunder (regardless of whether the creditor of such Funded Debt shall have declared a default), or (iii) the Common Stock is delisted from the NASD Over-The-Counter Bulletin Board and not immediately listed on a Principal Market or other national securities exchange, then in the case of clause (i), the Company shall, or shall cause the Transfer Agent to, issue as many shares of Common Stock as it is able to issue in accordance with such holder's Conversion Notice (if the holder shall have given such a Conversion Notice) and pursuant to the provisions of Section 3(d), and with respect to all or any part of the unconverted Principal Amount of this Debenture held by such Holder, the Holder, solely at such Holder's option, can elect to:

          (A) require the Company to redeem from such Holder all or any part of its remaining Principal Amount of this Debenture ("Holder Requested Redemption") at a premium equal to the greater of (I) the sum of: (a) 135% of such Principal Amount and (b) the accrued interest thereon or (II) the product of (a) the Conversion Rate on the date of such Holder's delivery of an Election Response Notice (as defined below) and (b) the greater of (i) the Closing Ask Price of the Common Stock on the Trading Day immediately preceding the event giving rise to such redemption or (ii) the Closing Ask Price of the Common Stock on the date of the Holder's delivery to the Company of a notice of redemption or, if such date of delivery is not a Trading Day, the next date on which the exchange or market on which the Common Stock is traded is open (the "Holder Requested Redemption Price");

          (B) if the Company's inability to fully convert this Debenture is pursuant to clause (a)(i)(z) of this Subsection 4(a) above, require the Company to, or cause the Transfer Agent to, issue restricted shares of Common Stock in accordance with such Holder's Conversion Notice;

          (C) void its Conversion Notice and retain the Principal Amount of this Debenture that was to be converted pursuant to such Holder's Conversion Notice (provided that the Holder's voiding its Conversion Notice shall not affect the Company's obligations to make any payments that have accrued prior to the date of such notice); or

          (D) if the Company's inability to fully convert this Debenture is pursuant to clause (a)(i)(y) of this Subsection 4(a) above, require the Company to, or cause the Transfer Agent to, issue shares of

Common Stock in accordance with such Holder's Conversion Notice and pursuant to
Section 4(d) at a Conversion Price equal to the average of the Closing Bid Prices of the Common Stock for the five consecutive Trading Days preceding such Holder's Election Response Notice or such other market price that satisfies the applicable exchange or trading market.

For purposes hereof, "Funded Debt" means all (a) indebtedness for borrowed money or for the deferred purchase price of property or services (other than trade liabilities and accrued expenses incurred in the ordinary course of business and payable in accordance with customary practices), whether on open account or evidenced by a note, bond, debenture or similar instrument or otherwise, (b) obligations under capital leases, (c) reimbursement obligations for letters of credit, banker's acceptances or other credit accommodations, (d) contingent obligations and (e) obligations secured by any lien on the Company's property, even if the Company has not assumed such obligations.

          (b) Mechanics of Fulfilling Holder's Election. The Company shall within one (1) business day send via facsimile to the Holder of this Debenture, upon receipt of a facsimile copy of a Conversion Notice from such Holder that cannot be fully satisfied as described in Subsection 4(a), a notice of the Company's inability to fully satisfy such Holder's Conversion Notice (the "Inability to Fully Convert Notice"). Such Inability to Fully Convert Notice shall indicate (i) the reason why the Company is unable to fully satisfy such Holder's Conversion Notice, (ii) the Principal Amount of this Debenture that cannot be converted and (iii) the applicable Redemption Price. The Holder shall notify the Company of its election pursuant to Subsection 4(a) above by delivering written notice via facsimile to the Company (the "Election Response Notice").

          (c) Payment of Holder Requested Redemption Price. If the Holder shall elect to have this Debenture redeemed pursuant to Subsection 4(a)(i), the Company shall pay the Holder Requested Redemption Price to such Holder in cash by wire transfer of immediately available funds in accordance with such Holder's written wire transfer instructions within five (5) days after the Company's receipt of the Holder's Election Response Notice. If the Company shall fail to pay the applicable Holder Requested Redemption Price to such holder within such five (5) day period (other than pursuant to a dispute as to the determination of the arithmetic calculation of the Holder Requested Redemption Price), in addition to any remedy the Holder of this Debenture may have hereunder, or under the Securities Purchase Agreement and the Registration Rights Agreement, such unpaid amount shall bear interest at the rate of 3.0% per month (prorated for partial months) until paid in full. Until the Holder Requested Redemption Price is paid in full to such Holder, such Holder may void the Holder Requested Redemption with respect to Principal Amount of this Debenture for which the full Holder Requested Redemption Price has not been paid and receive back a Convertible Debenture representing such Principal Amount. Notwithstanding the foregoing, if the Company fails to pay the applicable Holder Requested Redemption Price within such period of five (5) days due to a dispute as to the determination of the Holder Requested Redemption Price, such dispute shall be resolved pursuant to Section 3(h) with the term "Holder Requested Redemption Price" being substituted for the term "Conversion Rate."

          (d) Pro-rata Conversion and Redemption. If the Company or the Transfer Agent receives a Conversion Notice or Election Response Notice electing a Holder Requested Redemption from more than one holder of Convertible Debentures on the same day, and the Company can convert and/or redeem some, but not all, of such Convertible Debentures pursuant to this Section 4, the Company shall convert and/or redeem from each holder of Convertible Debentures electing to have its Convertible Debenture converted and/or redeemed at such time an amount equal to such holder's pro-rata amount (based on the Principal Amount of Convertible Debentures held by such holder relative to the Principal Amount of Convertible Debentures sought to be converted) of all Convertible Debentures being converted and/or redeemed at such time.

          (e) Redemption at the Option of the Company. At any time after the initial issuance of the Convertible Debentures, the Company, upon notice delivered to the holders of the then outstanding Convertible Debentures in the manner provided in Subsection 4(f), may redeem all (but not less then all) the Convertible Debentures (but only with respect to the Principal Amount as to which such holders have not theretofore furnished a Conversion Notice in compliance with Subsection 3(c), at a price (the "Optional Redemption Price") equal to the greater of (i) the sum of (a) 135% of the Principal Amount and (b) the accrued interest thereon, or (ii) the product of (a) the Conversion Rate, as determined as of the date of the notice of redemption and (b) the Closing Ask Price of the Common Stock on the Trading Day immediately preceding the date of the notice of redemption.

          (f) Notice of Redemption. (i) Notice of redemption pursuant to Subsection 4(e) (the "Optional Redemption Notice") shall be provided by the Company to the Holder in writing (by registered mail or overnight courier at the Holder's last address appearing in the Debenture Register not less than ten (10) nor more than thirty (30) days prior to the date stipulated by the Company for the redemption of the Convertible Debentures (the "Optional Redemption Date"), which notice shall specify the Optional Redemption Date and refer to Subsection 4(e) and this Subsection 4(f) .

          (ii) Upon receipt of the Optional Redemption Notice, the Holder shall have the option, at its sole election, to specify what portion of the Convertible Debentures called for redemption in the Optional Redemption Notice shall be redeemed as provided in Subsection 4(e) or converted into Common Stock in the manner provided in Subsection 3(a). If the Holder elects to convert any portion of the Convertible Debentures, then such conversion shall take place on the Conversion Date specified by the Holder, but in no event after the Optional Redemption Date, in accordance with the terms of Subsection 3(a).

          (g) Surrender of Convertible Debentures. Upon any redemption of this Convertible Debenture pursuant to Subsection 4(e), the Holder shall either deliver the Convertible Debenture by hand to the Company at its principal executive offices or surrender the same to the Company at such address by express courier. Payment of the Optional Redemption Price specified in Subsection 4(e) shall be made by the Company to the Holder against receipt of the Convertible Debentures by wire transfer of immediately available funds to such account(s) as the Holder shall specify in writing to the Company. If payment of such Optional Redemption Price is not made in full by the Optional Redemption Date, the Holder shall again have the right to convert the Convertible Debentures as provided in Section 3(a) hereof.

  5.      Notices. In case at any time:

          (a) the Company shall declare any dividend upon its Common Stock payable in cash or stock or make any other pro rata distribution to the holders of its Common Stock; or

          (b) the Company shall offer for subscription pro rata to the holders of its Common Stock any additional shares of stock of any class or other rights; or

          (c) there shall be any capital reorganization or reclassification of the capital stock of the Company, or a consolidation or merger of the Company with or into, or a sale of all or substantially all its assets to, another entity or entities; or

          (d) there shall be a voluntary or involuntary dissolution, liquidation or winding up of the Company;

then, in any one or more of said cases, the Company shall give, by first class mail, postage prepaid, or by telex or facsimile or by recognized overnight delivery service, addressed to the Holder at the address of the Holder as shown on the books of the Company, (i) at least 10 days' prior written notice of the date on which the books of the Company shall close or a record shall be taken for such dividend, distribution or subscription rights or for determining rights to vote in respect of any such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding up and (ii) in the case of any such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding up, at least 10 days' prior written notice of the date when the same shall take place. Such notice in accordance with the foregoing clause (i) shall also specify, in the case of any such dividend, distribution or subscription rights, the date on which the holders of Common Stock shall be entitled thereto and (ii) shall also specify the date on which the holders of Common Stock shall be entitled to exchange their Common Stock for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding up, as the case may be.

     6. Stock to be Reserved. The Company has a sufficient number of shares of Common Stock available to reserve for issuance upon the conversion of all outstanding Convertible Debentures, assuming immediate conversion. The Company will at all times reserve and keep available out of its authorized Common Stock, solely for the purpose of issuance upon the conversion of all of its Convertible Debentures as herein provided, such number of shares of Common Stock as shall then be issuable upon the conversion of all Convertible Debentures. The Company covenants that all shares of Common Stock that shall be so issued shall be duly and validly issued, fully-paid and non assessable. The Company will take all such action as may be so taken without violation of any applicable law or regulation to have a sufficient number of authorized but unissued shares of Common Stock to issue upon conversion of all Convertible Debentures. The Company will not take any action that results in any adjustment of the conversion rights if the total number of shares of Common Stock issued and issuable after such action upon conversion of this Debenture would exceed the total number of shares of Common Stock then authorized by the Company's Articles of Incorporation.

     7.   Default and Remedies.

          (a) Event of Default. Each of the following shall constitute an "Event of Default":

               (i) the Company shall default in the payment of principal or interest on this Debenture and same shall continue for a period of three (3) days; or

               (ii) any of the representations or warranties made by the Company herein, in the Purchase Agreement, in the Registration Rights Agreement, or in any agreement, certificate or financial or other written statements heretofore or hereafter furnished by the Company in connection with the execution and delivery of this Debenture or the Purchase Agreement, shall be false or misleading in any material respect at the time made; or

               (iii) a default or an event of default shall have occurred and be continuing with respect to any Funded Debt; or

               (iv) the Company shall (A) admit in writing its inability to pay its debts generally as they mature; (B) make an assignment for the benefit of creditors or commence proceedings for its dissolution; or (C) apply for or consent to the appointment of a trustee, liquidator or receiver for its or for a substantial part of its property or business; or

               (v) a trustee, liquidator or receiver shall be appointed for the Company or for a substantial part of its property or business without its consent and shall not be discharged within sixty (60) days after such appointment; or

               (vi) any governmental agency or any court of competent jurisdiction at the instance of any governmental agency shall assume custody or control of the whole or any substantial portion of the properties or assets of the Company and shall not be dismissed within sixty (60) days thereafter; or

               (vii) any money judgment, writ or warrant of attachment, or similar process in excess of One Hundred Thousand ($100,000) Dollars in the aggregate shall be entered or filed against the Company or any of its properties or other assets and shall remain unpaid, unvacated, unbonded or unstayed for a period of sixty (60) days or in any event later than five (5) days prior to the date of any proposed sale thereunder; or

               (viii) bankruptcy, reorganization, insolvency or liquidation proceedings or other proceedings for relief under any bankruptcy law or any law for the relief of debtors shall be instituted by or against the Company and, if instituted against the Company, shall not be dismissed within sixty (60) days after such institution or the Company shall by any action or answer approve of, consent to, or acquiesce in any such proceedings or admit the material allegations of, or default in answering, a petition filed in any such proceeding.

     (b) Remedies. Upon the occurrence and during the continuance of any Event of Default, the Holder may declare this Debenture immediately due and payable, without presentment, demand, protest or notice of any kind, all of which are hereby expressly waived, anything herein or in any note or other instruments contained to the contrary notwithstanding, and the Holder may immediately enforce any and all of the Holder's rights and remedies provided herein or any other rights or remedies afforded by law; provided, that any payment of this Debenture in connection with an Event of Default shall be made at the fair market value of the shares of Common Stock that would be issued at the Conversion Price on the date the Debenture becomes due and payable pursuant to this provision. Such payment shall be made within three (3) Trading Days of such demand, and if not paid within such period, the Company shall pay the holder liquidated damages of three percent (3%) per month of such amount until paid, pro-rated for any partial months.

     8. Payment Obligation Unconditional. No provision of this Debenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of, and interest on, this Debenture at the time, place, and rate, and in the coin or currency or shares of Common Stock, herein prescribed. This Debenture is a direct obligation of the Company.

     9. No Recourse to Stockholders, etc. No recourse shall be had for the payment of the principal of, or the interest on, this Debenture, or for any claim based hereon, or otherwise in respect hereof, against any incorporator, shareholder, employee, officer or director, as such, past, present or future, of the Company or any successor corporation, whether by virtue of any statute or rule of law, or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the acceptance hereof and as part of the consideration for the issue hereof, expressly waived and released.

     10. No Rights as Stockholder. No provision of this Debenture shall be construed as conferring upon the Holder the right to vote or to receive dividends or to consent or receive notice as a stockholder in respect of any meeting of stockholders or any rights whatsoever as a stockholder of the Company, unless and to the extent converted in accordance with the terms hereof.

     11. Definitions. As used in this Debenture, the term "Common Stock" shall mean and include the Company's authorized common stock, $.01 par value, as constituted on the issuance date of this Debenture, and shall also include any capital stock of any class of the Company thereafter authorized that shall neither be limited to a fixed sum or percentage of par value in respect of the rights of the holders thereof to participate in dividends nor entitled to a preference in the distribution of assets upon the voluntary or involuntary liquidation, dissolution or winding up of the Company; provided that the shares of Common Stock receivable upon conversion of this Debenture shall include only shares designated as Common Stock of the Company on the issuance date of this Debenture, or in case of any reorganization, reclassification, or stock split of the outstanding shares thereof, the stock, securities or assets provided for in Sections 3(f) and (g). Any capitalized terms used in this Debenture but not defined herein shall have the meanings set forth in the Purchase Agreement.

     12. Loss, Theft, Destruction of Debenture. Upon receipt of evidence satisfactory to the Company of the loss, theft, destruction or mutilation of this Debenture and, in the case of any such loss, theft or destruction, upon receipt of indemnity reasonably satisfactory to the Company (which shall not include the posting of any bond), or, in the case of any such mutilation, upon surrender and cancellation of this Debenture, the Company shall make, issue and deliver, in lieu of such lost, stolen, destroyed or mutilated Debenture, one or more new Debentures of like tenor. This Debenture shall be held and owned upon the express condition that the provisions of this Section 12 are exclusive with respect to the replacement of mutilated, destroyed, lost or stolen Debentures and shall preclude any and all other rights and remedies notwithstanding any law or statute existing or hereafter enacted to the contrary with respect to the replacement of negotiable instruments or other securities without the surrender thereof.

     13. Record Owner. The Company may deem the person in whose name this Debenture shall be registered upon the registry books of the Company to be, and may treat such person as, the absolute owner of this Debenture for the purpose of conversion of this Debenture and for all other purposes, and the Company shall not be affected by any notice to the contrary. All such payments and such conversion shall be valid and effective to satisfy and discharge the liability upon this Debenture to the extent of the sum or sums so paid or the conversion so made.

     14. Register. The Company shall maintain a transfer agent, which may be the transfer agent for the Common Stock or the Company itself, for the registration of Convertible Debentures. Upon any transfer of this Debenture in accordance with the provisions hereof, the Company shall register or cause the transfer agent to register such transfer on the Convertible Debenture register.

     15. Remedies, Characterizations, Other Obligations, Breaches and Injunctive Relief. The remedies provided in this Debenture shall be cumulative and in addition to all other remedies available under this Debenture, at law or in equity (including a decree of specific performance and/or other injunctive relief). No remedy contained herein shall be deemed a waiver of compliance with the provisions giving rise to such remedy and nothing herein shall limit a Holder's right to pursue actual damages for any failure by the Company to comply with the terms of this Debenture. Amounts set forth or provided for herein with respect to payments, conversion and the like (and the computation thereof) shall be the amounts to be received by the Holder hereof and shall not, except as expressly provided herein, be subject to any other obligation of the Company (or the performance thereof). The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to the Holders of this Debenture and that the remedy at law for any such breach may be inadequate. The Company therefore agrees that, in the event of any such breach or threatened breach, the Holders of this Debenture shall be entitled, in addition to all other available remedies, to an injunction restraining any breach, without the necessity of showing economic loss and without any bond or other security being required.

     16. Construction. This Debenture shall be deemed to be jointly drafted by the Company and the initial Holders of the Convertible Debentures and shall not be construed against any person as the drafter hereof.

     17. Failure or Indulgence Not Waiver. No failure or delay on the part of the Holder of this Debenture in the exercise of any power, right or privilege hereunder shall operate as a waiver thereof (except to the extent that such power, right or privilege must, in accordance with the terms of this Debenture, be exercised within a specified period of time and such period of time has lapsed without such power, right or privilege being exercised), nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other right, power or privilege.

     18. Governing Law. This Debenture shall be governed by and construed in accordance with the laws of the State of Missouri. Each of the parties consents to the jurisdiction of the Federal courts whose districts encompass any part of the City of St. Louis, Missouri or the state courts of the State of Missouri sitting in the City of St. Louis, Missouri in connection with any dispute arising under this Agreement and hereby waives, to the maximum extent permitted by law, any objection, including any objection based on forum non conveniens, to the bringing of any such proceeding in such jurisdictions.

     IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed by an officer thereunto duly authorized.

Dated: January 3, 2001        INTERNATIONAL FUEL TECHNOLOGY, INC.


                              By:/s/ William J. Lindenmayer
                                 -------------------------------
                                 Name:  William J. Lindenmayer
                                 Title: President

                                 SCHEDULE 4.3
                                 ------------

Common Stock Authorized, Issued and Outstanding
-----------------------------------------------

Common Stock Authorized - 150,000,000

Common Stock Issued and Outstanding - 24,560,451


Other Common Stock Commitments

(1) Letter of Understanding with Interfacial Technologies Ltd. to issue International Fuel Technology, Inc. common stock so that shareholders of Interfacial Technologies Ltd. own 50% of the post-transaction common shares of International Fuel Technology, Inc. (Letter of Understanding expires December 31, 2000)

(2) Letter of Intent with Diesel Products, Inc. to issue 15,000,000 shares of International Fuel Technology, Inc. common stock. (Letter of Intent expires December 31, 2000)

(3) Letter of Intent for Purchase of Certain Assets with Mr. Don Thompson to issue 1,000,000 shares of International Fuel Technology, Inc. common stock. The Letter of Intent also provides for compensation of $6,000 per month to be paid in common stock. (Letter of Intent for Purchase of Certain Assets expires December 31, 2000)

(4) Consultant Agreement dated December 5, 2000 that provides for the grant of options to acquire an aggregate of 240,000 shares of International Fuel Technology, Inc. Consultant Agreement also provides for bonus of up to 60,000 shares at the discretion of International Fuel Technology, Inc.

(5) Agreements with Convertible Promissory Note Holders who have exercised conversion of notes to common stock to effect a registration of the total conversion shares of 1,626,084 by March 31, 2001. If the registration is not effective by March 31, 2000, International Fuel Technology, Inc. will be required to issue 406,523 additional shares of common stock.

(6) International Fuel Technology, Inc. has indicated it will use its best efforts to effect a registration of the 1,186,669 restricted common shares previously received by the Interim Financing Note Holders as payment on the Notes.

(7) Employment Agreements will require the issuance 99,000 shares of International Fuel Technology, Inc. by December 31, 2000.

(8) A Board Resolution has been prepared authorizing the issuance of a total of 50,000 common shares of International Fuel Technology, Inc. for appointments to the Board of Directors and Management.

                                 SCHEDULE 4.15
                                 -------------

(1) In June 2000, IFT issued 250,000 shares of common stock to Observor Acceptances, Ltd. pursuant to a consulting agreement with Harry Demetriou, sole owner of Observor Acceptances, Ltd. The value of these shares, $218,750, was based on the trading price of IFT's stock on June 19, 2000. The issuance was made in reliance on Section 4(2) of the Securities Act of 1933 and/or Regulation D promulgated under the Securities Act of 1933 and were made without general solicitation or advertising. The purchaser was a sophisticated investor with access to all relevant information necessary to evaluate these investments, and who represented to IFT that the shares were being acquired for investment.

(2) In July 2000, IFT issued 100,000 shares of common stock to Stephen C. Juan ("Holder") at $.01 per share as extra consideration for the funds he advanced to IFT pursuant to the terms of the Letter Agreement between IFT and Holder. The issuance was made in reliance on Section 4(2) of the Securities Act of 1933 and/or Regulation D promulgated under the Securities Act of 1933 and were made without general solicitation or advertising. The purchaser was a sophisticated investor with access to all relevant information necessary to evaluate these investments, and who represented to IFT that the shares being acquired for investment.

(3) In August 2000, IFT issued 725,000 shares of common stock to fourteen shareholders ("Holders") at $.01 per share as extra consideration for the funds they advanced to IFT pursuant to the terms of the Letter Agreement between IFT and Holders. The issuance was made in reliance on Section 4(2) of the Securities Act of 1933 and/or Regulation D promulgated under the Securities Act of 1933 and were made without general solicitation or advertising. The purchaser was a sophisticated investor with access to all relevant information necessary to evaluate these investments, and who represented to IFT that the shares being acquired for investment.

(4) In September 2000, IFT issued 555,000 shares of common stock to 17 shareholders ("Holders") at $.01 per share as extra consideration for the funds they advanced to IFT pursuant to the terms of the Letter Agreement between IFT and Holders. The issuance was made in reliance on Section 4(2) of the Securities Act of 1933 and/or Regulation D promulgated under the Securities Act of 1933 and were made without general solicitation or advertising. The purchaser was a sophisticated investor with access to all relevant information necessary to evaluate these investments, and who represented to IFT that the shares being acquired for investment.

(5) In October 2000, IFT issued 650,000 shares of common stock to 6 shareholders ("Holders") at $.01 per share as extra consideration for the funds they advanced to IFT pursuant to the terms of the Letter Agreement between IFT and Holders. The issuance was made in reliance on Section 4(2) of the Securities Act of 1933 and/or Regulation D promulgated under the Securities Act of 1933 and were made without general solicitation or advertising. The purchaser was a sophisticated investor with access to all relevant information necessary to evaluate these investments, and who represented to IFT that the shares being acquired for investment.

(6) In October 2000, IFT issued 1,235,000 shares of common stock, pursuant to an award by the Board of Directors, to its Chief Executive Officer, President/Chief Operating Officer and its Board of Directors. The value of these shares was calculated based on the trading price of IFT's stock at October 13, 2000 totaling $771,875. The issuance was made in reliance on Section 4(2) of the Securities Act of 1933 and/or Regulation D promulgated under the Securities Act of 1933 and were made without general solicitation or advertising. The purchasers were sophisticated investors with access to all relevant information necessary to evaluate these investments, and who represented to IFT that the shares were being acquired for investment.

(7) In December 2000, IFT issued 20,000 shares of common stock, pursuant to an award by the Board of Directors, to its Corporate Secretary. The value of these shares was calculated based on the trading price of IFT's stock at December 15, 2000 totaling $8,400. The issuance was made in reliance on Section 4(2) of the Securities Act of 1933 and/or Regulation D promulgated under the Securities Act of 1933 and were made without general solicitation or advertising. The purchasers were sophisticated investors with access to all relevant information necessary to evaluate these investments, and who represented to IFT that the shares were being acquired for investment.

(8) In December 2000, IFT issued 10,000 shares of common stock to Michael Gianino and 15,000 shares of common stock to Henry Urbanowicz pursuant to consulting agreements. The value of these shares, $10,500, was based on the trading price of IFT's stock on December 18, 2000. The issuance was made in reliance on Section 4(2) of the Securities Act of 1933 and/or Regulation D promulgated under the Securities Act of 1933 and were made without general solicitation or advertising. The purchaser was a sophisticated investor with access to all relevant information necessary to evaluate these investments, and who represented to IFT that the shares were being acquired for investment.

(9) In December 2000, IFT issued 1,186,669 shares of common stock to note holders as conversion of their promissory notes and interest due through December 18, 2000 in the amount of $356,000 at a conversion price of $.30 per share. The issuance was made in reliance on Section 4(2) of the Securities Act of 1933 and/or Regulation D promulgated under the Securities Act of 1933 and were made without general solicitation or advertising. The purchasers were sophisticated investors with access to all relevant information necessary to evaluate these investments, and who represented to IFT that the shares were being acquired for investment.

(10) In December 2000, IFT issued 1,626,084 shares of common stock to convertible note holders as conversion of their promissory notes through November 27, 2000 in the amount of $374,000 at a conversion price of $.23 per share. The issuance was made in reliance on Section 4(2) of the Securities Act of 1933 and/or Regulation D promulgated under the Securities Act of 1933 and were made without general solicitation or advertising. The purchasers were sophisticated investors with access to all relevant information necessary to evaluate these investments, and who represented to IFT that the shares were being acquired for investment.

                                  SCHEDULE 7.8
                                  ------------

                                  SCHEDULE 8.2
                                  ------------

                                   EXHIBIT B
                                   ---------

                         Registration Rights Agreement

                                  dated as of

                                January 3, 2001

                                  by and among

                      INTERNATIONAL FUEL TECHNOLOGY, INC.,

                       IIG EQUITY OPPORTUNITIES FUND LTD.

                                      and

                               IIG CAPITAL, INC.

                               TABLE OF CONTENTS

Registration Rights Agreement..................................................................... 56

1.   Introduction.................................................................................  1
     1.1 Securities Purchase Agreement............................................................  1
     1.2 Definition of Securities.................................................................  1

2.   Registration under Securities Act, etc.......................................................  1
     2.1 Mandatory Registration...................................................................  1
         (a)  Registration of Registrable Securities..............................................  1
         (b)  Registration Statement Form.........................................................  2
         (c)  Expenses............................................................................  2
         (d)  Effective Registration Statement....................................................  2
     2.2 Incidental Registration..................................................................  2
         (a)  Right to Include Registrable Securities.............................................  2
         (b)  Priority in Incidental Registrations................................................  3
     2.3 Registration Procedures..................................................................  3
     2.4 Underwritten Offerings...................................................................  6
         (a)  Incidental Underwritten Offerings...................................................  6
         (b)  Holdback Agreements.................................................................  6
         (c)  Participation in Underwritten Offerings.............................................  6
     2.5 Preparation; Reasonable Investigation....................................................  7
     2.6 Registration Default Fee.................................................................  7
     2.7 Indemnification..........................................................................  7
         (a)  Indemnification by the Company......................................................  7
         (b)  Indemnification by the Holders......................................................  8
         (c)  Notices of Claims, etc..............................................................  8
         (d)  Other Indemnification...............................................................  9
         (e)  Indemnification Payments............................................................  9
         (f)  Contribution........................................................................  9

3.   Definitions.................................................................................. 10

4.   Rule 144..................................................................................... 11

5.   Amendments and Waivers....................................................................... 11

6.   Nominees for Beneficial Owners............................................................... 12

7.   Notices...................................................................................... 12

8.   Assignment................................................................................... 12

9.   Descriptive Headings......................................................................... 12

10.  Governing Law................................................................................ 12

11.  Counterparts................................................................................. 13

12.  Entire Agreement............................................................................. 13

13.  Severability................................................................................. 13

                         REGISTRATION RIGHTS AGREEMENT

     THIS REGISTRATION RIGHTS AGREEMENT (this "Agreement"), is made and entered into as of January 3, 2001, by and among INTERNATIONAL FUEL TECHNOLOGY, INC., a Nevada corporation (the "Company"), IIG EQUITY OPPORTUNITIES FUND LTD. (the "Fund") and IIG CAPITAL, INC. (the "Placement Agent").

                           ARTICLE I  Introduction.

     Section 1.1.  Securities Purchase Agreement. The Company and the Fund have
                   -----------------------------
today executed that certain Securities Purchase Agreement (the "Securities Purchase Agreement"), pursuant to which the Company has agreed, among other things, to issue an aggregate number of the Company's 6% Convertible Debentures due December 31, 2003 (the "Debentures") equal to the Commitment Amount to the Fund or its successors, assigns or transferees (collectively, the "Holders") and has the option to sell to the Fund the Renewed Commitment Amount of Debentures as set forth in the Securities Purchase Agreement. The Debentures issuable pursuant to the Securities Purchase Agreement are convertible into an indeterminable number of shares (the "Conversion Shares") of the Company's common stock, $.01 per share (the "Common Stock") pursuant to the terms of the Debentures. In addition, pursuant to the terms of the Securities Purchase Agreement and the transactions contemplated thereby, the Company has agreed to issue to the Placement Agent as a placement fee Common Stock Purchase Warrants exercisable for 75,000 shares of the Company's Common Stock at the closing of the Initial Takedown and each Subsequent Takedown (as such terms are defined in the Securities Purchase Agreement) (collectively, the "Warrant Shares"). The number of Conversion Shares and Warrant Shares is subject to adjustment upon the occurrence of stock splits, recapitalizations and similar events occurring after the date hereof.

     Section 1.2.  Definition of Securities. The Conversion Shares and the
                   ------------------------
Warrant Shares are herein referred to as the "Securities."

              ARTICLE II  Registration under Securities Act, etc.

     Section 2.1.  Mandatory Registration.
                   -------------------------

                   (a) Registration of Registrable Securities. The Company shall prepare and file (i) within sixty (60) days following the date hereof a registration statement covering the resale of the Registrable Securities in an amount equal to 21,600,000 shares of Common Stock and (ii) within sixty (60) days following the exercise of its option to sell the Renewed Commitment Amount of Debentures covering the resale of the Registrable Securities in an amount equal to 21,600,000 shares of Common Stock (each a "Registration Statement"). The Company shall use its best efforts to cause each Registration Statement to be declared effective by the Commission on the earlier of (i) 120 days following the date the Registration Statement is filed, (ii) five (5) business days following the receipt of a "No Review" or similar letter from the Commission or
(iii) the fifth business day following the day the Commission notifies the Company that it has completed its review of the Registration Statement and that such Registration Statement is eligible to be declared effective (the "Required Effectiveness Date"). Nothing contained herein shall be deemed to limit the number of Registrable Securities to be registered by the Company hereunder. As a result, should the Registration Statement not relate to the maximum number of Registrable Securities acquired by (or potentially acquirable by) the holders thereof upon conversion of the Debentures, or exercise of the Common Stock Purchase Warrants described in Section 1 above, the Company shall be required to promptly file a separate registration statement (utilizing Rule 462 promulgated under the Exchange Act, where applicable) relating to such Registrable Securities which then remain unregistered. The provisions of this Agreement shall relate to any such separate registration statement as if it were an amendment to the Registration Statement.

                   (b) Registration Statement Form. Registrations under this
Section 2.1 shall be on Form S-1 or such other appropriate registration form of the Commission as shall permit the disposition of such Registrable Securities in accordance with the intended method or methods of disposition specified by the Fund; provided, however, such intended method of disposition shall not include an underwritten offering of the Registrable Securities.

                   (c) Expenses. The Company will pay all Registration Expenses in connection with any registration required by this Section 2.1.

                   (d) Effective Registration Statement. A registration requested pursuant to this Section 2.1 shall not be deemed to have been effected
(i) unless a registration statement with respect thereto has become effective within the time period specified herein, provided that a registration which does not become effective after the Company filed a registration statement with respect thereto solely by reason of the refusal to proceed of any holder of Registrable Securities (other than a refusal to proceed based upon the advice of counsel in the form of a letter signed by such counsel and provided to the Company relating to a disclosure matter unrelated to such holder) shall be deemed to have been effected by the Company unless the holders of the Registrable Securities shall have elected to pay all Registration Expenses in connection with such registration, (ii) if, after it has become effective, such registration becomes subject to any stop order, injunction or other order or extraordinary requirement of the Commission or other governmental agency or court for any reason or (iii) if, after it has become effective, such registration ceases to be effective for more than an aggregate of twenty (20) days.

                   (e) Plan of Distribution. The Company hereby agrees that the Registration Statement shall include a plan of distribution section reasonably acceptable to the Fund.

     Section 2.2.  Incidental Registration.
                   --------------------------

                   (a) Right to Include Registrable Securities. If at any time after the date hereof but before the second anniversary of the date hereof, the Company proposes to register any of its securities under the Securities Act (other than by a registration in connection with an acquisition in a manner which would not preclude registration of Registrable Securities for sale to the public, on Form S-8, or any successor form thereto, on Form S-4, or any successor form thereto and other than pursuant to Section 2.1), on an underwritten basis (either best-efforts or firm-commitment), then, the Company will each such time give prompt written notice to all Holders of its intention to do so and of such Holders' rights under this Section 2.2. Upon the written request of any such Holder made within twenty (20) days after the receipt of any such notice (which request shall specify the Registrable Securities intended to be disposed of by such Holder an and the intended method of disposition thereof), the Company will, subject to the terms of this Agreement, use its commercially reasonable best efforts to effect the registration under the Securities Act of the Registrable Securities, to the extent requisite to permit the disposition (in accordance with the intended methods thereof as aforesaid) of such Registrable Securities so to be registered, by inclusion of such Registrable Securities in the registration statement which covers the securities which the Company proposes to register, provided that if, at any time after written notice of its intention to register any securities and prior to the effective date of the registration statement filed in connection with such registration, the Company shall determine for any reason either not to register or to delay registration of such securities, the Company may, at its election, give written notice of such determination to each Holder and, thereupon, (i) in the case of a determination not to register, shall be relieved of this obligation to register any Registrable Securities in connection with such registration (but not from its obligation to pay the Registration Expenses in connection therewith), without prejudice, however, to the rights of any holder or holders of Registrable Securities entitled to do so to request that such registration be effected as a registration under Section 2.1, and (ii) in the case of a determination to delay registering, shall be permitted to delay registering any Registrable Securities, for the same period as the delay in registering such other securities. No registration effected under this Section 2.2 shall relieve the Company of its obligation to effect any registration upon request under Section 2.1, nor shall any such registration hereunder be deemed to have been effected pursuant to
Section 2.1. The Company will pay all Registration Expenses in connection with each registration of Registrable Securities requested pursuant to this Section
2.2. The right provided the Holders of the Registrable Securities pursuant to this Section shall be exercisable at their sole discretion and will in no way limit any of the Company's obligations to pay the Securities according to their terms.

                   (b) Priority in Incidental Registrations. If the managing underwriter of the underwritten offering contemplated by this Section 2.2 shall inform the Company and holders of the Registrable Securities requesting such registration by letter of its belief that the number of securities requested to be included in such registration exceeds the number which can be sold in such offering, then the Company will include in such registration, to the extent of the number which the Company is so advised can be sold in such offering, (i) first securities proposed by the Company to be sold for its own account, and
(ii) second Registrable Securities and securities of other selling security holders requested to be included in such registration pro rata on the basis of the number of shares of such securities so proposed to be sold and so requested to be included; provided, however, the holders of Registrable Securities shall have priority to all shares sought to be included by officers and directors of the Company as well as holders of ten percent (10%) or more of the Company's Common Stock.

     Section 2.3.  Registration Procedures. If and whenever the Company is
                   -----------------------
required to effect the registration of any Registrable Securities under the Securities Act as provided in Section 2.1 and, as applicable, Section 2.2, the Company shall, as expeditiously as possible:

                         (i)   prepare and file with the Commission the
Registration Statement, or amendments thereto, to effect such registration (including such audited financial statements as may be required by the Securities Act or the rules and regulations promulgated thereunder) and thereafter use its commercially reasonable best efforts to cause such registration statement to be declared effective by the Commission, as soon as practicable, but in any event no later than the Required Effectiveness Date (with respect to a registration pursuant to Section 2.1); provided, however, that before filing such registration statement or any amendments thereto, the Company will furnish to the counsel selected by the holders of Registrable Securities which are to be included in such registration, copies of all such documents proposed to be filed;

                         (ii)  with respect to any registration statement
pursuant to Section 2.1, prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective and to comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities covered by such registration statement until the earlier to occur of six (6) years after the date of this Agreement(subject to the right of the Company to suspend the effectiveness thereof for not more than 10 consecutive days or an aggregate of 30 days in such six (6) years period) or such time as all of the securities which are the subject of such registration statement cease to be Registrable Securities (such period, in each case, the "Registration Maintenance Period");

                         (iii) furnish to each Holder of Registrable Securities
covered by such registration statement such number of conformed copies of such registration statement and of each such amendment and supplement thereto (in each case including all exhibits), such number of copies of the prospectus contained in such registration statement (including each preliminary prospectus and any summary prospectus) and any other prospectus filed under Rule 424 under the Securities Act, in conformity with the requirements of the Securities Act, and such other documents, as such Holder and underwriter, if any, may reasonably request in order to facilitate the public sale or other disposition of the Registrable Securities owned by such Holder;

                    (iv) use its commercially reasonable best efforts to register or qualify all Registrable Securities and other securities covered by such registration statement under such other securities laws or blue sky laws as any Holder thereof shall reasonably request, to keep such registrations or qualifications in effect for so long as such registration statement remains in effect, and take any other action which may be reasonably necessary to enable such Holder to consummate the disposition in such jurisdictions of the securities owned by such Holder, except that the Company shall not for any such purpose be required to qualify generally to do business as a foreign corporation in any jurisdiction wherein it would not but for the requirements of this subdivision (iv) be obligated to be so qualified or to consent to general service of process in any such jurisdiction;

                    (v) use its commercially reasonable best efforts to cause all Registrable Securities covered by such registration statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the Holder or Holders thereof to consummate the disposition of such Registrable Securities;

                    (vi) furnish to each Holder of Registrable Securities a signed counterpart, addressed to such Holder, and the underwriters, if any, of:

               (A) an opinion of counsel for the Company, dated the effective date of such registration statement (or, if such registration includes an underwritten public offering, an opinion dated the date of the closing under the underwriting agreement),reasonably satisfactory in form and substance to such Holder) including that the prospectus and any prospectus supplement forming a part of the Registration Statement does not contain an untrue statement of a material fact or omits a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, and

               (B) a "comfort" letter (or, in the case of any Person which does not satisfy the conditions for receipt of a "comfort" letter specified in Statement on Auditing Standards No. 72, an "agreed upon procedures" letter), dated the effective date of such registration statement (and, if such registration includes an underwritten public offering, a letter of like kind dated the date of the closing under the underwriting agreement), signed by the independent public accountants who have certified the Company's financial statement included in such registration statement, covering substantially the same matters with respect to such registration statement (and the prospectus included therein) and, in the case of the accountants' letter, with respect to events subsequent to the date of such financial statements, as are customarily covered in opinions of issuer's counsel and in accountants' letters delivered to the underwriters in underwritten public offerings of securities (with, in the case of an "agreed upon procedures" letter, such modifications or deletions as may be required under Statement on Auditing Standards No.
                    35) and, in the case of the accountants' letter, such other financial matters, and, in the case of the legal opinion, such other legal matters, as such Holder (or the underwriters, if any) may reasonably request;

                         (vii)     notify the Holders' Representative and its
counsel promptly and confirm such advice in writing promptly after the Company has knowledge thereof:

                    (A) when the Registration Statement, the prospectus or any prospectus supplement related thereto or post-effective amendment to the Registration Statement has been filed, and, with respect to the Registration Statement or any post-effective amendment thereto, when the same has become effective;

                    (B) of any request by the Commission for amendments or supplements to the Registration Statement or the prospectus or for additional information;

                    (C) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings by any Person for that purpose; and

                    (D) of the receipt by the Company of any notification with respect to the suspension of the qualification of any Registrable Securities for sale under the securities or blue sky laws of any jurisdiction or the initiation or threat of any proceeding for such purpose;

                         (viii)    notify each Holder of Registrable Securities
covered by such registration statement, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, upon discovery that, or upon the happening of any event as a result of which, the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state any material facts required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing, and at the request of any such Holder promptly prepare and furnish to such Holder a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing;

                         (ix)      use its best efforts to obtain the withdrawal
of any order suspending the effectiveness of the Registration Statement at the earliest possible moment;

                         (x)       otherwise use its commercially reasonable
best efforts to comply with all applicable rules and regulations of the Commission, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve months, but not more than eighteen months, beginning with the first full calendar month after the effective date of such registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder;

                         (xi)      enter into such agreements and take such
other actions as the Holders' Representative shall reasonably request in writing (at the expense of the requesting or benefiting Holders) in order to expedite or facilitate the disposition of such Registrable Securities; and

                         (xii)  use its commercially reasonable best efforts to
list all Registrable Securities covered by such registration statement on any securities exchange on which any of the Registrable Securities are then listed.

     The Company may require each Holder of Registrable Securities as to which any registration is being effected to furnish the Company such information regarding such Holder and the distribution of such securities as the Company may from time to time reasonably request in writing.

     The Company will not file any registration statement pursuant to Section 2.1, or amendment thereto or any prospectus or any supplement thereto (including such documents incorporated by reference and proposed to be filed after the initial filing of the Registration Statement) to which the Holders' Representative shall reasonably object, provided that the Company may file such documents in a form required by law or upon the advice of its counsel.

     The Company represents and warrants to each holder of Registrable Securities that it has obtained all necessary waivers, consents and authorizations necessary to execute this Agreement and consummate the transactions contemplated hereby other than such waivers, consents and/or authorizations specifically contemplated by the Securities Purchase Agreement.

     Each Holder agrees that, upon receipt of any notice from the Company of the occurrence of any event of the kind described in subdivision (viii) of this
Section 2.3, such Holder will forthwith discontinue such Holder's disposition of Registrable Securities pursuant to the Registration Statement relating to such Registrable Securities until such Holder's receipt of the copies of the supplemented or amended prospectus contemplated by subdivision (viii) of this
Section 2.3 and, if so directed by the Company, will deliver to the Company (at the Company's expense) all copies, other than permanent file copies, then in such Holder's possession of the prospectus relating to such Registrable Securities current at the time of receipt of such notice.

     Section 2.4.  Underwritten Offerings.
                   -----------------------

                   (a) Incidental Underwritten Offerings. If the Company at any time proposes to register any of its securities under the Securities Act as contemplated by Section 2.2 and such securities are to be distributed by or through one or more underwriters, the Company will, if requested by any Holder of Registrable Securities as provided in Section 2.2 and subject to the provisions of Section 2.2(a), use its commercially reasonable best efforts to arrange for such underwriters to include all the Registrable Securities to be offered and sold by such Holder among the securities to be distributed by such underwriters.

                   (b) Holdback Agreements. Subject to such other reasonable requirements as may be imposed by the underwriter as a condition of inclusion of a Holder's Registrable Securities in the registration statement, each Holder agrees by acquisition of Registrable Securities, if so required by the managing underwriter, not to sell, make any short sale of, loan, grant any option for the purchase of, effect any public sale or distribution of or otherwise dispose of, except as part of such underwritten registration, any equity securities of the Company, during such reasonable period of time requested by the underwriter; provided however, such period shall not exceed the 120 day period commencing 30 days prior to the commencement of such underwritten offering and ending 90 days following the completion of such underwritten offering.

                   (c) Participation in Underwritten Offerings. No Holder of Registrable Securities may participate in any underwritten offering under
Section 2.2 unless such Holder of Registrable Securities (i) agrees to sell such Person's securities on the basis provided in any underwriting arrangements approved, subject to the terms and conditions hereof, by the Holders of a majority of Registrable Securities to be included in such underwritten offering and (ii) completes and executes all questionnaires, indemnities, underwriting agreements and other documents (other than powers of attorney) required under the terms of such underwriting arrangements. Notwithstanding the foregoing, no underwriting agreement (or other agreement in connection with such offering) shall require any Holder of Registrable Securities to make an representations or warranties to or agreements with the Company or the underwriters other than representations and warranties contained in a writing furnished by such Holder expressly for use in the related registration statement or representations, warranties or agreements regarding such Holder, such Holder's Registrable Securities and such Holder's intended method of distribution and any other representation required by law.

          Section 2.5.  Preparation; Reasonable Investigation. In connection
                        -------------------------------------
with the preparation and filing of each registration statement under the Securities Act pursuant to this Agreement, the Company will give the Holders of Registrable Securities registered under such registration statement, and their respective counsel and accountants, the opportunity to participate in the preparation of such registration statement, each prospectus included therein or filed with the Commission, and each amendment thereof or supplement thereto, and will give each of them such access to its books and records and such opportunities to discuss the business of the Company with its officers and the independent public accountants who have certified its financial statements as shall be necessary, in the reasonable opinion of such Holders' and such underwriters' respective counsel, to conduct a reasonable investigation within the meaning of the Securities Act.

          Section 2.6.  Registration Default Fee. If the Registration Statement
                        ------------------------
contemplated in Section 2.1 is (x) not filed by the Filing Date or declared effective by the Required Effectiveness Date or (y) such effectiveness is not maintained for the Registration Maintenance Period, then the Company shall pay to the Fund the Default Fee specified in Section 10.4 of the Securities Purchase Agreement.

          Section 2.7.  Indemnification.
                        ---------------

                         (a)  Indemnification by the Company . In the event of
any registration of any securities of the Company under the Securities Act, the Company will, and hereby does agree to indemnify and hold harmless the Holder of any Registrable Securities covered by such registration statement, its directors and officers, each other Person who participates as an underwriter in the offering or sale of such securities and each other Person, if any, who controls such Holder or any such underwriter within the meaning of the Securities Act against any losses, claims, damages or liabilities, joint or several, to which such Holder or any such director or officer or underwriter or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such securities were registered under the Securities Act, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and the Company will reimburse such Holder and each such director, officer, underwriter and controlling person for any legal or any other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, liability, action or proceeding, provided that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability, (or action or proceeding in respect thereof) or expense arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement, any such preliminary prospectus, final prospectus, summary prospectus, amendment or supplement in reliance upon and in conformity with written information furnished to the Company by such Holder or underwriter stating that it is for use in the preparation thereof and, provided further that the Company shall not be liable to any Person who participates as an underwriter in the offering or sale of Registrable Securities or to any other Person, if any, who controls such underwriter within the meaning of the Securities Act, in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of such Person's failure to send or give a copy of the final prospectus, as the same may be then supplemented or amended, within the time required by the Securities Act to the Person asserting the existence of an untrue statement or alleged untrue statement or omission or alleged omission at or prior to the written confirmation of the sale of Registrable Securities to such Person if such statement or omission was corrected in such final prospectus or an amendment or supplement thereto. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Holder or any such director, officer, underwriter or controlling person and shall survive the transfer of such securities by such Holder.

                         (b)  Indemnification by the Holders. The Company may
require, as a condition to including any Registrable Securities in any registration statement filed pursuant to this Agreement, that the Company shall have received an undertaking satisfactory to it from the prospective Holder of such Registrable Securities, to indemnify and hold harmless (in the same manner and to the same extent as set forth in subdivision (a) of this Section 2.7) the Company, each director of the Company, each officer of the Company and each other Person, if any, who controls the Company within the meaning of the Securities Act, with respect to any statement or alleged statement in or omission or alleged omission from such registration statement, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto, if such statement or alleged statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company through an instrument duly executed by such Holder specifically stating that it is for use in the preparation of such registration statement, preliminary prospectus, final prospectus, summary prospectus, amendment or supplement. Any such indemnity shall remain in full force and effect, regardless of any investigation made by or on behalf of the Company or any such director, officer or controlling person and shall survive the transfer of such securities by such Holder.

                         (c)  Notices of Claims, etc. Promptly after receipt by
an indemnified party of notice of the commencement of any action or proceeding involving a claim referred to in the preceding subdivisions of this Section 2.7, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party, give written notice to the latter of the commencement of such action, provided that the failure of any indemnified party to give notice as provided herein shall not relieve the indemnifying party of its obligations under the preceding subdivisions of this Section 2.7, except to the extent that the indemnifying party is actually prejudiced by such failure to give notice. In case any such action is brought against an indemnified party, unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist in respect of such claim, the indemnifying party shall be entitled to participate in and to assume the defense thereof, jointly with any other indemnifying party similarly notified, to the extent that the indemnifying party may wish, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party for any legal or other expenses subsequently incurred by the latter in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the consent of the indemnified party, consent to entry of any judgment or enter into any settlement of any such action which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability, or a covenant not to sue, in respect to such claim or litigation. No indemnified party shall consent to entry of any judgment or enter into any settlement of any such action the defense of which has been assumed by an indemnifying party without the consent of such indemnifying party.

                         (d)  Other Indemnification. Indemnification similar to
that specified in the preceding subdivisions of this Section 2.7 (with appropriate modifications) shall be given by the Company and each Holder of Registrable Securities (but only if and to the extent required pursuant to the terms of Section 2.7(b)) with respect to any required registration or other qualification of securities under any Federal or state law or regulation of any governmental authority, other than the Securities Act.

                         (e)  Indemnification Payments. The indemnification
required by this Section 2.7 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or expense, loss, damage or liability is incurred.

                         (f)  Contribution. If the indemnification provided for
in the preceding subdivision of this Section 2.7 is unavailable to an indemnified party in respect of any expense, loss, claim, damage or liability referred to therein, then each indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such expense, loss, claim, damage or liability
(i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Holder or underwriter, as the case may be, on the other from the distribution of the Registrable Securities or
(ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand and of the Holder or underwriter, as the case may be, on the other in connection with the statements or omissions which resulted in such expense, loss, damage or liability, as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Holder or underwriter, as the case may be, on the other in connection with the distribution of the Registrable Securities shall be deemed to be in the same proportion as the total net proceeds received by the Company from the initial sale of the Registrable Securities by the Company to the purchasers bear to the gain, if any, realized by all selling Holders participating in such offering or the underwriting discounts and commissions received by the underwriter, as the case may be. The relative fault of the Company on the one hand and of the Holder or underwriter, as the case may be, on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or omission to state a material fact relates to information supplied by the Company, by the Holder or by the underwriter and the parties' relative intent, knowledge, access to information supplied by the Company, by the Holder or by the underwriter and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission, provided that the foregoing contribution agreement shall not inure to the benefit of any indemnified party if indemnification would be unavailable to such indemnified party by reason of the provisions contained in the first sentence of subdivision (a) of this
Section 2.7, and in no event shall the obligation of any indemnifying party to contribute under this subdivision (f) exceed the amount that such indemnifying party would have been obligated to pay by way of indemnification if the indemnification provided for under subdivisions (b) of this Section 2.7 had been available under the circumstances.

     The Company and the Holders of Registrable Securities agree that it would not be just and equitable if contribution pursuant to this subdivision (f) were determined by pro rata allocation (even if the Holders and any underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an indemnified party as a result of the losses, claims, damages and liabilities referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth in the preceding sentence and subdivision (c) of this
Section 2.7, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim.

     Notwithstanding the provisions of this subdivision (f), no Holder of Registrable Securities or underwriter shall be required to contribute any amount in excess of the amount by which (i) in the case of any such Holder, the net proceeds received by such Holder from the sale of Registrable Securities or (ii) in the case of an underwriter, the total price at which the Registrable Securities purchased by it and distributed to the public were offered to the public exceeds, in any such case, the amount of any damages that such Holder or underwriter has otherwise been required to pay by reason of such untrue or
alleged untrue statement or omission.   No Person guilty of fraudulent
misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

 ARTICLE III Definitions. As used herein, unless the context otherwise requires, the following terms have the following respective meanings:

     "Agreement": As defined in ARTICLE I.

     "Commission": The Securities and Exchange Commission or any other Federal agency at the time administering the Securities Act.

     "Common Stock": As defined in ARTICLE I.

     "Company": As defined in the introductory paragraph of this Agreement.

     "Conversion Shares": As defined in ARTICLE I.

     "Debentures": As defined in ARTICLE I, such term to include any securities issued in substitution of or in addition to such Debentures.

     "Exchange Act": The Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission thereunder.

     "Holders' Representative": The International Investment Group or such Person designated by The International Investment Group as of the time of disposition of the last of the Debentures held by the Fund (or subsequent Holders' Representative).

     "OTC Bulletin Board": As defined in ARTICLE I.

     "Person": A corporation, association, partnership, organization, business, individual, governmental or political subdivision thereof or a governmental agency.

     "Registrable Securities": The Securities and any securities issued or issuable with respect to such Securities by way of stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization or otherwise. Once issued such securities shall cease to be Registrable Securities when (a) a registration statement with respect to the sale of such securities shall have become effective under the Securities Act and such securities shall have been disposed of in accordance with such registration statement, (b) they shall have been distributed to the public pursuant to Rule 144 (or any successor provision) under the Securities Act, (c) they shall have been otherwise transferred, new certificates for them not bearing a legend restricting further transfer shall have been delivered by the Company and subsequent disposition of them shall not require registration or qualification of them under the Securities Act or any similar state law then in force, (d) they shall have ceased to be outstanding, (e) on the expiration of the applicable Registration Maintenance Period or (f) any and all legends restricting transfer thereof have been removed in accordance with the provisions of Rule 144(k) (or any successor provision) under the Securities Act.

     "Registration Expenses": All expenses incident to the Company's performance of or compliance with this Agreement, including, without limitation, all registration, filing and NASD fees, all stock exchange or other NASD or stock exchange listing fees, all fees and expenses of complying with securities or blue sky laws, all word processing, duplicating and printing expenses, messenger and delivery expenses, the fees and disbursements of counsel for the Company and of its independent public accountants, including the expenses of any special audits or "cold comfort" letters required by or incident to such performance and compliance, the reasonable fees and disbursements of not more than one law firm (not to exceed $20,000) retained by the Holder or Holders of more than 50% of the Registrable Securities, premiums and other costs of policies of insurance of the Company against liabilities arising out of the public offering of the Registrable Securities being registered and any fees and disbursements of underwriters customarily paid by issuers or Holders of securities, but excluding underwriting discounts and commissions and transfer taxes, if any, provided that, in any case where Registration Expenses are not to be borne by the Company, such expenses shall not include salaries of Company personnel or general overhead expenses of the Company, auditing fees, premiums or other expenses relating to liability insurance required by underwriters of the Company or other expenses for the preparation of financial statements or other data normally prepared by the Company in the ordinary course of its business or which the Company would have incurred in any event.

     "Registration Maintenance Period": As defined in Section 2.3.

     "Required Effectiveness Date": As defined in Section 2.1.

     "Securities Act": The Securities Act of 1933, as amended, and the rules and regulations of the Commission thereunder.

     "Securities Purchase Agreement": As defined in ARTICLE I.

     "Warrant Shares": As defined in ARTICLE I.

 ARTICLE IV Rule 144. The Company shall timely file the reports required to be filed by it under the Securities Act and the Exchange Act (including but not limited to the reports under Sections 13 and 15(d) of the Exchange Act referred to in subparagraph (c) of Rule 144 adopted by the Commission under the Securities Act) and the rules and regulations adopted by the Commission thereunder (or, if the Company is not required to file such reports, will, upon the request of any Holder of Registrable Securities, make publicly available other information) and will take such further action as any Holder of Registrable Securities may reasonably request, all to the extent required from time to time to enable such Holder to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by (a) Rule 144 under the Securities Act, as such Rule may be amended from time to time, or (b) any similar rule or regulation hereafter adopted by the Commission. Upon the request of any Holder of Registrable Securities, the Company will deliver to such Holder a written statement as to whether it has complied with the requirements of this ARTICLE IV.

 ARTICLE V Amendments and Waivers. This Agreement may be amended and the Company may take any action herein prohibited, or omit to perform any act herein required to be performed by it, only if the Company shall have obtained the written consent to such amendment, action or omission to act, of the Holder or Holders of the sum of the 51% or more of the shares of (i) Registrable Securities issued at such time, plus (ii) Registrable Securities issuable upon exercise or conversion of the Securities then constituting derivative securities (if such Securities were not fully exchanged or converted in full as of the date such consent if sought). Each Holder of any Registrable Securities at the time or thereafter outstanding shall be bound by any consent authorized by this
ARTICLE V, whether or not such Registrable Securities shall have been marked to indicate such consent.

 ARTICLE VI Nominees for Beneficial Owners. In the event that any Registrable Securities are held by a nominee for the beneficial owner thereof, the beneficial owner thereof may, at its election, be treated as the Holder of such Registrable Securities for purposes of any request or other action by any Holder or Holders of Registrable Securities pursuant to this Agreement or any determination of any number of percentage of shares of Registrable Securities held by an Holder or Holders of Registrable Securities contemplated by this Agreement. If the beneficial owner of any Registrable Securities so elects, the Company may require assurances reasonably satisfactory to it of such owner's beneficial ownership or such Registrable Securities.

 ARTICLE VII Notices. Except as otherwise provided in this Agreement, all notices, requests and other communications to any Person provided for hereunder shall be in writing and shall be given to such Person (a) in the case of a party hereto other than the Company, addressed to such party in the manner set forth in the Securities Purchase Agreement or at such other address as such party shall have furnished to the Company in writing, or (b) in the case of any other Holder of Registrable Securities, at the address that such Holder shall have furnished to the Company in writing, or, until any such other Holder so furnishes to the Company an address, then to and at the address of the last Holder of such Registrable Securities who has furnished an address to the Company, or (c) in the case of the Company, at the address set forth on the signature page hereto, to the attention of its President, or at such other address, or to the attention of such other officer, as the Company shall have furnished to each Holder of Registrable Securities at the time outstanding. Each such notice, request or other communication shall be effective (i) if given by mail, 72 hours after such communication is deposited in the mails with first class postage prepaid, addressed as aforesaid or (ii) if given by any other means (including, without limitation, by fax or air courier), when delivered at the address specified above, provided that any such notice, request or communication shall not be effective until received.

 ARTICLE VIII Assignment. This Agreement shall be binding upon and inure to the benefit of and be enforceable by the parties hereto. In addition, and whether or not any express assignment shall have been made, the provisions of this Agreement which are for the benefit of the parties hereto other than the Company shall also be for the benefit of and enforceable by any subsequent Holder of any Registrable Securities. Each of the Holders of the Registrable Securities agrees, by accepting any portion of the Registrable Securities after the date hereof, to the provisions of this Agreement including, without limitation, appointment of the Holders' Representative to act on behalf of such Holder pursuant to the terms hereof which such actions shall be made in the good faith discretion of the Holders' Representative and be binding on all persons for all purposes.

 ARTICLE IX Descriptive Headings. The descriptive headings of the several sections and paragraphs of this Agreement are inserted for reference only and shall not limit or otherwise affect the meaning hereof.

 ARTICLE X Governing Law. THIS AGREEMENT SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, AND THE RIGHTS OF THE PARTIES SHALL BE GOVERNED BY, THE LAWS OF THE STATE OF MISSOURI WITHOUT REFERENCE TO THE PRINCIPLES OF CONFLICTS OF LAWS.

 ARTICLE XI Counterparts. This Agreement may be executed by facsimile and may be signed simultaneously in any number of counterparts, each of which shall be deemed an original, but all such counterparts shall together constitute one and the same instrument.

 ARTICLE XII Entire Agreement. This Agreement embodies the entire agreement and understanding between the Company and each other party hereto relating to the subject matter hereof and supersedes all prior agreements and understandings relating to such subject matter.

 ARTICLE XIII Severability. If any provision of this Agreement, or the application of such provisions to any Person or circumstance, shall be held invalid, the remainder of this Agreement, or the application of such provision to Persons or circumstances other than those to which it is held invalid, shall not be affected thereby.

     IN WITNESS WHEREOF, the parties have caused this Agreement to be executed and delivered by their respective officers thereunto duly authorized as of the date first above written.





                                         INTERNATIONAL FUEL TECHNOLOGY, INC.





                                         By:       /s/ William J. Lindenmayer
                                                   -----------------------------
                                         Name:     William J. Lindenmayer
                                         Title:    President
                                         Address:  7777 Bonhomme, Suite 1920
                                                   St. Louis, Missouri 63105
                                         Fax:      314-727-3333
                                         Tel.:     314-863-6900



                                         IIG EQUITY OPPORTUNITIES FUND LTD.



                                         By:       /s/ George Sandhu
                                                   -----------------------------
                                         Name:     George Sandhu
                                         Title:    Portfolio Manager
                                         Address:  c/o The International
                                                   Investment Group
                                                   17 State Street, 18/th/ Floor
                                                   New York, NY  10004

                                         Fax:      (212) 785-0026
                                         Tel.:     (212) 806-5100

                                         IIG CAPITAL, INC.



                                         By:       /s/ George Sandhu
                                                   -----------------------------
                                         Name:     George Sandhu
                                         Title:    Executive Director
                                         Address:  c/o The International
                                                       Investment Group
                                                   17 State Street, 18/th/ Floor
                                                   New York, NY  10004

                                         Fax:      (212) 785-0026
                                         Tel.:     (212) 806-5100